EXHIBIT 10.16







                           OFFICE LEASE

             439 ALVARADO STREET, MONTEREY, CALIFORNIA



         CALIFORNIA BANK & TRUST, a California corporation

                           as Landlord,

                                and

                      CENTRAL COAST BANCORP.,
                   a California corporation dba
               COMMUNITY BANK OF CENTRAL CALIFORNIA,


                            as Tenant.
























                SUMMARY OF BASIC LEASE INFORMATION

      The undersigned hereby agree to the following terms of this Summary of Basic Lease Information (the "Summary"). This Summary is hereby incorporated into and made a part of the attached Office Lease (this Summary and the Office Lease to be known collectively as the "Lease") which pertains to the office building (the "Building") which is located at 439 Alvarado Street, Monterey, California 93940. Each reference in the Office Lease to any term of this Summary shall have the meaning as set forth in this Summary for such term. In the event of a conflict between the terms of this Summary and the Office Lease, the terms of the Office Lease shall prevail. Any capitalized terms used herein and not otherwise defined herein shall have the meaning as set forth in the Office Lease.




          TERMS OF LEASE
  (References are to the Office
              Lease)                          DESCRIPTION

1.    Date:                        November 18, 2002.

2.    Landlord:                    CALIFORNIA BANK & TRUST, a
                                   California corporation.

3.    Address of Landlord          California Bank & Trust
      (Section 29.19):             300 Lakeside Drive, 8th Floor
                                   Oakland, California 94612
                                   Attention: Ms. Victoria Underwood,
                                           Vice President

                                   with a copy to:

                                   California Bank & Trust
                                   11622 El Camino Real, Suite 200
                                   San Diego, California 92130
                                   Attention: Mr. David Russell
                                           Senior Vice President,
                                           Director
                                           of Corporate Real Estate
                                           Facilities

4.    Tenant:                      CENTRAL COAST BANCORP., a
                                   California corporation, dba
                                   COMMUNITY BANK OF CENTRAL
                                   CALIFORNIA

5.    Address of Tenant            301 Main Street
      (Section 29.19):             Salinas, California 93901
                                   Attention:  Mr. Harry Wardwell
                                   (Prior to Lease Commencement Date)

                                   and

                                   439 Alvarado Street
                                   Monterey, California 93940
                                   Attention:  Branch Manager
                                   (After Lease Commencement Date)

6.    Premises (Article 1):        Approximately    5,731    rentable
                                   square  feet of space  located  on
                                   the first  floor,  as set forth in
                                   Exhibit A attached hereto.

7.    Term (Article 2).

      7.1  Lease Term:             Five (5) years.

      7.2  Lease                   Commencement The earlier of (i)the   date
      Date:                        Tenant  commences  business in the
                                   Premises,    and   (ii) January 1,
                                   2003.

      7.3  Lease Expiration Date:  The  last  day  of  the  month  in which the 5th  anniversary  of the
                                   Lease Commencement Date occurs.

8.    Base Rent (Article 3):

                                                         Monthly
                                        Monthly        Rental Rate
                       Annual         Installment      per Rentable
   Lease Year        Base Rent       of Base Rent      Square Foot

        1           $168,491.40       $14,040.95          $2.45*

* Subject to increase as provided in Section 3.2 of the Office Lease

9.    Tenant's Share of Direct     Approximately 49%
      Expenses
      (Article 4):

10.   Security Deposit:            Waived.

11.   Parking Pass Ratio           Thirteen (13) unreserved parking
      (Article 28):                passes.

12.   Brokers                      None.
      (Section 29.23):

      The foregoing terms of this Summary are hereby agreed to by Landlord and Tenant.

                               "Landlord":


                               CALIFORNIA BANK & TRUST,
                               a California corporation


                               By:   /s/ DAVID RUSSELL
                                  David Russell, Sr. Vice
                                  President, Director of Corporate
                                  Real Estate Facilities


                               By:          /s/ VICTORIA UNDERWOOD
                                  Victoria Underwood, Vice
                                  President



                               "Tenant":


                               CENTRAL COAST BANCORP., a
                               California corporation, dba
                               COMMUNITY BANK OF CENTRAL CALIFORNIA


                               By:    /s/ HARRY O. WARDWELL
                                   Its: S.V.P. Branch Administrator


                               By:    /s/ CAROL FRANCHI
                                   Its:      S.V.P.      Operations
                                   Administrator



                     Table of Contents

ARTICLE 1  REAL PROPERTY, BUILDING AND PREMISES..................1

ARTICLE 2  LEASE TERM............................................1

ARTICLE 3  BASE RENT.............................................3

ARTICLE 4  ADDITIONAL RENT.......................................4

ARTICLE 5  USE OF PREMISES.......................................7

ARTICLE 6  SERVICES AND UTILITIES................................8

ARTICLE 7  REPAIRS...............................................9

ARTICLE 8  ADDITIONS AND ALTERATIONS.............................9

ARTICLE 9  COVENANT AGAINST LIENS...............................10

ARTICLE 10 INSURANCE............................................11

ARTICLE 11 DAMAGE AND DESTRUCTION...............................12

ARTICLE 12 NONWAIVER............................................13

ARTICLE 13 CONDEMNATION.........................................14

ARTICLE 14 ASSIGNMENT AND SUBLETTING............................14

ARTICLE 15 SURRENDER OF PREMISES; OWNERSHIP AND REMOVAL OF
           TRADE FIXTURES.......................................17

ARTICLE 16 HOLDING OVER.........................................17

ARTICLE 17 ESTOPPEL CERTIFICATES................................17

ARTICLE 18 SUBORDINATION........................................18

ARTICLE 19 DEFAULTS; REMEDIES...................................18

ARTICLE 20 COVENANT OF QUIET ENJOYMENT..........................20

ARTICLE 21 ENVIRONMENTAL WORK...................................20

ARTICLE 22 TERMINATION ON SALE..................................20

ARTICLE 23 SIGNS................................................21

ARTICLE 24 COMPLIANCE WITH LAW..................................21

ARTICLE 25 LATE CHARGES.........................................21

ARTICLE 26 LANDLORD'S RIGHT TO CURE DEFAULT; PAYMENTS BY
           TENANT...............................................22

ARTICLE 27 ENTRY BY LANDLORD....................................22

ARTICLE 28 TENANT PARKING.......................................22

ARTICLE 29 MISCELLANEOUS PROVISIONS.............................23

ARTICLE 30 PURCHASE OPTION......................................25


EXHIBITS

EXHIBIT A..OUTLINE OF FLOOR PLAN OF PREMISES
EXHIBIT B..NOTICE OF LEASE TERM DATES
EXHIBIT C..RULES AND REGULATIONS




                          Index
Additional Rent..................................................5
Affiliate.......................................................22
Affiliated Assignee.............................................22
Alterations.....................................................12
Ancillary Areas.................................................10
Base Rent........................................................4
BOMA.............................................................1
Brokers.........................................................33
Building.........................................................1
Bureau...........................................................5
Calendar Year....................................................5
Common Areas.....................................................1
Control.........................................................22
Direct Expenses..................................................5
Environmental Work..............................................26
Estimate.........................................................8
Estimate Statement...............................................8
Estimated Expense................................................9
Expense Year.....................................................5
Five Star.......................................................27
Force Majeure...................................................32
Holidays........................................................10
Index............................................................5
Interest Notice..................................................3
Landlord.........................................................1
Landlord Parties................................................14
Lease............................................................1
Lease Commencement Date..........................................2
Lease Expiration Date............................................2
Lease Term.......................................................2
Lease Year.......................................................2
Notices.........................................................32
Operating Expenses...............................................6
Option Notice....................................................2
Option Rent......................................................2
Option Rent Notice...............................................3
Option Terms.....................................................2
Original Tenant..................................................2
Outside Agreement Date...........................................3
Parking Facilities...............................................1
Premises.........................................................1
Proposition 13...................................................7
Real Property....................................................1
Rent.............................................................5
Rules and Regulations............................................9
Statement........................................................8
Subject Space...................................................19
Subleasing Costs................................................20
Summary..........................................................1
Systems and Equipment............................................7
Tax Expenses.....................................................7
Tenant...........................................................1
Tenant Improvements.............................................12
Tenant's Share...................................................8
Tenant's Signage................................................27
Transfer Notice.................................................19
Transfer Premium................................................20
Transferee......................................................19
Transfers.......................................................19




                           OFFICE LEASE

      This Office Lease, which includes the preceding Summary of Basic Lease Information (the "Summary") attached hereto and incorporated herein by this reference (the Office Lease and Summary to be known sometimes collectively hereafter as the "Lease"), dated as of the date set forth in Section 1 of the Summary, is made by and between CALIFORNIA BANK & TRUST, a California corporation ("Landlord"), and CENTRAL COAST BANCORP., a California corporation dba COMMUNITY BANK OF CENTRAL CALIFORNIA ("Tenant").

ARTICLE 1..
               REAL PROPERTY, BUILDING AND PREMISES
1.1 Real Property, Building and Premises. Upon and subject to the terms, covenants and conditions hereinafter set forth in this Lease, Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the premises set forth in Section 6 of the Summary (the "Premises"), which Premises are located in the "Building," as that term is defined in the Summary. The outline of the floor plan of the Premises is set forth in Exhibit A attached hereto. The Building, the parking facilities serving the Building ("Parking Facilities"), the outside areas, land and other improvements surrounding the Building which are designated from time to time by Landlord as common areas appurtenant to or servicing  the  Building,  and  the  land  upon  which  any  of the foregoing are situated, are herein sometimes collectively referred to as the "Real Property." Tenant is hereby granted the right to the nonexclusive use of the common corridors and hallways, stairwells, elevators, restrooms and other public or common areas located on the Real Property ("Common Areas"); provided, however, that the manner in which such Common Areas are maintained and operated shall be at the sole discretion of Landlord and the use thereof shall be subject to such Rules and Regulations as Landlord may make from time to time. Landlord reserves the right to make alterations or additions to or to change the location of elements of the Real Property and the Common Areas.
1.2 Condition of the Premises. Tenant agrees to lease the Premises in its current "as is" condition and Tenant acknowledges that the Premises is acceptable for the conduct of Tenant's intended business operations. Except as specifically set forth in this Lease, Landlord shall not be obligated to provide or pay for any improvement work or services related to the improvement of the Premises. Tenant also acknowledges that Landlord has made no representation or warranty regarding the condition of the Premises or the Building except as specifically set forth in this Lease.
1.3 Verification of Rentable Square Feet of Premises and Building. For purposes of this Lease, "rentable square feet" shall be calculated pursuant to the Standard Method for Measuring Floor Area in Office Buildings, ANSI Z65.1 - 1996 ("BOMA"). At Landlord's discretion, the number of rentable square feet of the Premises and the Building shall be subject to verification from time to time by Landlord's space measurement consultant, and such verification shall be made in accordance with the provisions of this Article 1. Tenant's architect may consult with Landlord's space measurement consultant regarding verification of the number of rentable square feet of the Premises; however, the determination of Landlord's space measurement consultant shall be conclusive and binding upon the parties. In the event that Landlord's space measurement consultant determines that the amounts thereof shall be different from those set forth in this Lease, Landlord shall modify all amounts, percentages and figures appearing or referred to in this Lease to conform to such corrected rentable square footage (including, without limitation, the amount of the "Rent," as that term is defined in Article 4 of this Lease). If such modification is made, it will be confirmed in writing by Landlord to Tenant.

ARTICLE 2..
                            LEASE TERM
2.1 Initial Term. The terms and provisions of this Lease shall be effective as of the date of this Lease except for the provisions of this Lease relating to the payment of Rent. The term of this Lease (the "Lease Term") shall be as set forth in
Section 7.1 of the Summary and shall commence on the date (the "Lease Commencement Date") set forth in Section 7.2 of the Summary and shall terminate on the date (the "Lease Expiration Date") set forth in Section 7.3 of the Summary, unless this Lease is sooner terminated as hereinafter provided. For purposes of this Lease, the term "Lease Year" shall mean each consecutive twelve (12) month period during the Lease Term; provided, however, that the first Lease Year shall commence on the Lease Commencement Date and end on the last day of the eleventh month thereafter and the second and each succeeding Lease Year shall commence on the first day of the next calendar month; and further provided that the last Lease Year shall end on the Lease Expiration Date. At any time during the Lease Term, Landlord may deliver to Tenant a notice of Lease Term dates in the form as set forth in Exhibit C, attached hereto, which notice Tenant shall execute and return to Landlord within five (5) days of receipt thereof.
2.2 Option Terms. Landlord hereby grants to the originally named Tenant ("Original Tenant") three (3) options to extend the Lease Term for periods of five (5) years each (the "Option Terms"), which options shall be exercisable only by written notice ("Option Notice") delivered by Tenant to Landlord as provided in
Section 2.2.2 below, provided that, as of the date of delivery of such notice and, at Landlord's option, as of the last day of the initial Lease Term (or previous Option Term, as applicable), Tenant is not in default under this Lease after expiration of applicable cure periods. The rights contained in this
Section 2.2 shall be personal to the Original Tenant and may only be exercised by the Original Tenant (and not any assignee, sublessee or other transferee of the Original Tenant's interest in this Lease) if the Original Tenant occupies the entire Premises as of the date of the Option Notice. In no event shall Tenant (i) be entitled to exercise the second (2nd) option unless the Lease Term has been previously extended for the first Option Term, (ii) be entitled to exercise the third (3rd) option unless the first Option Term has been previously extended for the second
(2nd) Option Term, or (iii) be entitled to extend the Lease Term beyond the third (3rd) Option Term.
2.2.1......Option  Rent.  The initial  Base Rent  payable by Tenant during each Option Term (the "Option Rent") shall be equal to the then prevailing fair market rent for the Premises as of the commencement date of the Option Term, but not below Base Rent payable by Tenant immediately prior to the applicable Option
Term. The initial Base Rent for each Option Term shall then be subject to increase as provided in Section 3.2 of this Lease below. The then prevailing fair market rent shall be the rental rate, including all escalations, at which tenants, as of the commencement of the Option Term, are entering into leases for non-sublease, non-encumbered space comparable in size, location and quality to the Premises for a term of approximately the Option Term, which comparable space is located in comparable buildings in Monterey, California, taking into consideration the following concessions: (a) rental abatement concessions, if any, being granted such tenants in connection with such comparable space and (b) tenant improvements or allowances provided or to be provided for such comparable space, taking into account, and deducting the value of, the existing improvements in the Premises, with such value to be based upon the age, quality and layout of the improvements and the extent to which the same could be utilized by Tenant based upon the fact that the precise tenant improvements existing in the Premises are specifically suitable to Tenant.
2.2.2......Exercise  of  Options.  The  options  contained  in this
Section 2.2 shall be exercised by Tenant, if at all, only in the following manner: (i) Tenant shall deliver written notice
("Interest Notice") to Landlord on or before the date which is twelve (12) months prior to the expiration of the initial Lease Term (or previous Option Term, as applicable), stating that Tenant is interested in exercising its option; (ii) Landlord, after receipt of Tenant's notice, shall deliver notice (the "Option Rent Notice") to Tenant not less than ten (10) months prior to the expiration of the initial Lease Term (or previous Option Term, as applicable), setting forth the Option Rent; and
(iii) if Tenant wishes to exercise such option, Tenant shall, on or before the earlier of (A) the date occurring eight (8) months prior to the expiration of the initial Lease Term (or previous Option Term, as applicable), and (B) the date occurring thirty
(30) days after Tenant's receipt of the Option Rent Notice, exercise the option by delivering the Option Notice to Landlord and upon, and concurrent with such exercise, Tenant may, at its option, object to the Option Rent contained in the Option Rent
Notice. Failure of Tenant to deliver the Interest Notice to Landlord on or before the date specified in (i) above or to deliver the Option Notice to Landlord on or before the date specified in (iii) above shall be deemed to constitute Tenant's failure to exercise its option to extend. If Tenant timely and properly exercises its option to extend, the Lease Term or previous Option Term (as applicable) shall be extended for the Option Term upon all of the terms and conditions set forth in this Lease, except that the Rent shall be as indicated in the
Option Rent Notice unless Tenant, concurrently with Tenant's Option Notice, objects to the Option Rent contained in the Option Rent Notice, in which case the parties shall follow the procedure and the Option Rent shall be determined, as set forth in
Section 2.2.3 below.
2.2.3......Determination  of  Option  Rent.  If Tenant  timely  and appropriately objects to the Option Rent in Tenant's Option Notice, Landlord and Tenant shall attempt to agree upon the Option Rent using their best good-faith efforts. If Landlord and Tenant fail to reach agreement within thirty (30) days following Tenant's Option Notice ("Outside Agreement Date"), then each party shall make a separate determination of the Option Rent which shall be submitted to each other and to arbitration in accordance with the following items (i) through (vii):

           (i)  Landlord and Tenant shall each appoint,  within ten
      (10) days of the Outside Agreement Date, one arbitrator who shall by profession be a current real estate broker or appraiser of comparable commercial properties in the immediate vicinity of the Building, and who has been active in such field over the last five (5) years. The determination of the arbitrators shall be limited solely to the issue of whether Landlord's or Tenant's submitted Option Rent is the closest to the actual Option Rent as determined by the arbitrators, taking into account the definition of prevailing fair market rent in Section 2.2.1 above (i.e., the arbitrators may only select Landlord's or Tenant's determination of Option Rent and shall not be entitled to make a compromise determination).

           (ii) The two  arbitrators so appointed shall within five
      (5) business days of the date of the appointment of the last appointed arbitrator agree upon and appoint a third arbitrator who shall be qualified under the same criteria set forth hereinabove for qualification of the initial two arbitrators.

           (iii)The three arbitrators shall within fifteen (15) days of the appointment of the third arbitrator reach a decision as to whether the parties shall use Landlord's or Tenant's submitted Option Rent, and shall notify Landlord and Tenant thereof.

           (iv) The   decision   of  the   majority  of  the  three
      arbitrators shall be binding upon Landlord and Tenant.

           (v) If either Landlord or Tenant fails to appoint an arbitrator within ten (10) days after the applicable Outside Agreement Date, the arbitrator appointed by one of them shall reach a decision, notify Landlord and Tenant thereof, and such arbitrator's decision shall be binding upon Landlord and Tenant.

           (vi) If the two arbitrators fail to agree upon and appoint a third arbitrator, or both parties fail to appoint an arbitrator, then the appointment of the third arbitrator or any arbitrator shall be dismissed and the matter to be decided shall be forthwith submitted to arbitration under the provisions of the American Arbitration Association, but subject to the instruction set forth in this Section 2.2.3.

           (vii)The cost of arbitration shall be paid by Landlord and Tenant equally.

ARTICLE 3..
                             BASE RENT
3.1 Initial Base Rent. Tenant shall pay, without notice or demand, to Landlord at such place as Landlord may from time to time designate in writing, in currency or a check for currency which, at the time of payment, is legal tender for private or public debts in the United States of America, base rent ("Base Rent") as set forth in Section 8 of the Summary, payable in equal monthly installments as set forth in Section 8 of the Summary in advance on or before the first day of each and every month during the Lease Term, without any setoff or deduction whatsoever. The Base Rent for the first full month of the Lease Term shall be paid at the time of Tenant's execution of this Lease. If any rental payment date (including the Lease Commencement Date) falls on a day of the month other than the first day of such month or if any rental payment is for a period which is shorter than one month, then the rental for any such fractional month shall be a proportionate amount of a full calendar month's rental based on the proportion that the number of days in such fractional month bears to the number of days in the calendar month during which such fractional month occurs. All other payments or adjustments required to be made under the terms of this Lease that require proration on a time basis shall be prorated on the same basis.
3.2 Base Rent Increases. The Base Rent shall be increased on the first day of each anniversary of the Lease Commencement Date throughout the Term, including any applicable Option Term, if applicable, in accordance with percentage increases, if any, in the Consumer Price Index-Urban Wage Earners and Clerical Workers (San Francisco-Oakland-San Jose, CA, All Items, Base 1982-1984 =
100) (the "Index"), as published by the United States Department of Labor, Bureau of Labor Statistics (the "Bureau"). The Index for each September during the Term, and the Option Terms, if applicable, shall be compared with the Index for September, 2002 and effective as of the next anniversary of the Lease Commencement Date, the Base Rent shall be increased for the next Lease Year in accordance with the percentage increase, if any, between such Indexes; provided, however, that in no event shall the increase in Base Rent be less than three percent (3%) per annum nor greater than six percent (6%) per annum of the Base Rent payable for the immediately preceding Lease Year. Landlord shall use commercially reasonable efforts to calculate and give Tenant written notice of any such increase in Base Rent prior to each Lease Year. Should the Bureau discontinue the publication of the Index, or publish the same less frequently or on a different schedule, or alter the same in some other manner, including, but not limited to, changing the name of the Index or the geographic area covered by the Index, Landlord, in its sole discretion, shall adopt a substitute index or procedure which reasonably reflects and monitors consumer prices.

ARTICLE 4..
                          ADDITIONAL RENT
4.1   Additional   Rent.  In  addition  to  paying  the  Base  Rent
specified in Article 3 of this Lease, Tenant shall pay as additional rent "Tenant's Share" of the annual "Direct Expenses," as those terms are defined in Sections 4.2.6 and 4.2.2 of this Lease, respectively. Such additional rent, together with any and all other amounts payable by Tenant to Landlord pursuant to the terms of this Lease, shall be hereinafter collectively referred to as the "Additional Rent." The Base Rent and Additional Rent are herein collectively referred to as the "Rent." All amounts due under this Article 4 as Additional Rent shall be payable for the same periods and in the same manner, time and place as the Base Rent. Without limitation on other obligations of Tenant which shall survive the expiration of the Lease Term, the obligations of Tenant to pay the Additional Rent provided for in this Article 4 shall survive the expiration of the Lease Term.
4.2 Definitions. As used in this Article 4, the following terms shall have the meanings hereinafter set forth:
4.2.1......"Calendar  Year"  and  "Expense  Year"  shall  mean each calendar year in which any portion of the Lease Term falls, through and including the calendar year in which the Lease Term expires.
4.2.2......"Direct  Expenses" shall mean  "Operating  Expenses" and
"Tax Expenses."
4.2.3......"Operating Expenses" shall mean all expenses,  costs and amounts of every kind and nature which Landlord shall pay during any Expense Year because of or in connection with the ownership, management, maintenance, repair, restoration or operation of the Real Property, including, without limitation, any amounts paid for (i) the cost of supplying all utilities, the cost of operating, maintaining, repairing, renovating and managing the utility systems, mechanical systems, sanitary and storm drainage systems, and the cost of supplies and equipment and maintenance and service contracts in connection therewith; (ii) the cost of licenses, certificates, permits and inspections and the cost of contesting the validity or applicability of any governmental enactments which may affect Operating Expenses; (iii) the cost of insurance carried by Landlord, in such amounts as Landlord may reasonably determine or as may be required by any mortgagees or the lessor of any underlying or ground lease affecting the Real Property and/or the Building; (iv) the cost of landscaping, relamping, and all supplies, tools, equipment and materials used in the operation, repair and maintenance of the Building; (v) the cost of parking area repair, restoration, and maintenance, including, but not limited to, repainting, restriping, and cleaning; (vi) fees, charges and other costs, including consulting fees, legal fees and accounting fees, of all contractors engaged by Landlord in connection with the management, operation, maintenance and repair of the Building and Real Property; (vii) any equipment rental agreements or management agreements (including the cost of any management fee and the fair rental value of any office space provided thereunder); (viii) wages, salaries and other compensation and benefits of all persons engaged in the operation, management, maintenance or security of the Building; (ix) payments under any easement, license, operating agreement, declaration, restrictive covenant, underlying or ground lease (excluding rent), or instrument  pertaining  to the  sharing  of costs by the  Building;
(x) operation, repair, maintenance and replacement of all "Systems and Equipment," as that term is defined in Section 4.2.4 of this Lease, and components thereof; (xi) the cost of alarm and security service, window cleaning, trash removal, replacement of wall and floor coverings, ceiling tiles and fixtures in lobbies, corridors, restrooms and other common or public areas or facilities, maintenance and replacement of curbs and walkways, repair to roofs and re-roofing; (xii) amortization (including interest on the unamortized cost) of the cost of acquiring or the rental expense of personal property used in the maintenance, operation and repair of the Building and Real Property; and
(xiii) the  cost  of  any  capital   improvements  or  other  costs
(i) which are intended as a labor-saving device or to effect other economies in the operation or maintenance of the Building, or
(ii) made to the Building after the Lease Commencement Date that are required under any governmental law or regulation; provided, however, that if any such cost described in (I) or (II) above is a capital expenditure, such cost shall be amortized (including interest on the unamortized cost) over its useful life as Landlord shall reasonably determine. If Landlord is not furnishing any particular work or service (the cost of which, if performed by Landlord, would be included in Operating Expenses) to a tenant who has undertaken to perform such work or service in lieu of the performance thereof by Landlord, Operating Expenses shall be deemed to be increased by an amount equal to the additional Operating Expenses which would reasonably have been incurred during such period by Landlord if it had at its own expense furnished such work or service to such tenant. If the
Building is not fully occupied during all or a portion of any Expense Year, Landlord shall make an appropriate adjustment to the variable components of Operating Expenses for such year or applicable portion thereof, employing sound accounting and management principles, to determine the amount of Operating Expenses that would have been paid had the Building been fully occupied. Notwithstanding the foregoing or anything to the contrary contained herein, Operating Expenses shall not include any costs incurred by Landlord in connection with the Environmental Work (as that term is defined in Article 21 below) or any other costs incurred in connection with the abatement or remediation of hazardous or toxic materials; however, Tenant shall be solely responsible for any and all costs incurred in connection with removal or remediation of hazardous or toxic materials introduced into the Premises or the Real Property by Tenant as further provided in Section 5.2 below.
4.2.4......"Systems   and   Equipment"   shall   mean  any   plant,
machinery,   transformers,  duct  work,  cable,  wires,  and  other
equipment, facilities, and systems designed to supply heat, ventilation, air conditioning and humidity or any other services or utilities, or comprising or serving as any component or portion of the electrical, gas, steam, plumbing, sprinkler, communications, alarm, security, or fire/life safety systems or equipment, or any other mechanical, electrical, electronic, computer or other systems or equipment which serve the Building in whole or in part.
4.2.5......"Tax Expenses"  shall mean all federal,  state,  county, or local governmental or municipal taxes, fees, charges or other impositions of every kind and nature, whether general, special, ordinary or extraordinary, (including, without limitation, real estate taxes, general and special assessments, transit taxes, leasehold taxes or taxes based upon the receipt of rent, including gross receipts or sales taxes applicable to the receipt of rent, unless required to be paid by Tenant, personal property taxes imposed upon the fixtures, machinery, equipment, apparatus,
systems  and   equipment,   appurtenances,   furniture   and  other
personal  property used in  connection  with the  Building),  which
Landlord shall pay during any Expense Year because of or in connection with the ownership, leasing and operation of the Real Property or Landlord's interest therein. For purposes of this
Lease, Tax Expenses shall be calculated as if the tenant improvements in the Building were fully constructed and the Real Property, the Building, and all tenant improvements in the Building were fully assessed for real estate tax purposes, and accordingly, during the portion of any Expense Year occurring during the Base Year, Tax Expenses shall be deemed to be increased appropriately.
4.2.5.1....Tax Expenses shall include, without limitation:
(i) Any tax on Landlord's rent, right to rent or other income from the Real Property or as against Landlord's business of leasing any of the Real Property;
(ii) Any assessment, tax, fee, levy or charge in addition to, or in substitution, partially or totally, of any assessment, tax, fee, levy or charge previously included within the definition of real property tax, it being acknowledged by Tenant and Landlord that Proposition 13 was adopted by the voters of the State of California in the June 1978 election ("Proposition 13") and that assessments, taxes, fees, levies and charges may be imposed by governmental agencies for such services as fire protection, street, sidewalk and road maintenance, refuse removal and for other governmental services formerly provided without charge to property owners or occupants. It is the intention of Tenant and
Landlord  that  all  such  new and  increased  assessments,  taxes, fees, levies, and charges and all similar assessments, taxes, fees, levies and charges be included within the definition of Tax Expenses for purposes of this Lease; and
(iii) Any assessment, tax, fee, levy, or charge allocable to or measured by the area of the Premises or the rent payable hereunder, including, without limitation, any gross income tax with respect to the receipt of such rent, or upon or with respect to the possession, leasing, operating, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises, or any portion thereof.
4.2.5.2....If Tax Expenses for any period  during the Lease Term or any extension thereof are increased after payment thereof by Landlord for any reason, including, without limitation, error or reassessment by applicable governmental or municipal authorities, Tenant shall pay Landlord upon demand Tenant's Share of such increased Tax Expenses.
4.2.5.3....Notwithstanding  anything to the  contrary  contained in this  Section 4.2.5,  there  shall be  excluded  from Tax  Expenses
(i) all excess profits taxes, franchise taxes, gift taxes, capital stock taxes, inheritance and succession taxes, estate taxes, federal and state income taxes, and other taxes to the extent applicable to Landlord's general or net income (as opposed to rents, receipts or income attributable to operations at the
Building),  (ii) any  items  included as  Operating  Expenses,  and
(iii) any items paid by Tenant under Section 4.4 of this Lease.
4.2.6......"Tenant's  Share" shall mean the percentage set forth in
Section 9 of the Summary. Tenant's Share was calculated by multiplying the number of rentable square feet of the Premises by 100 and dividing the product by the total rentable square feet in the Building.
4.3   Calculation and Payment of Additional Rent.
4.3.1......Calculation  of Excess.  For each Expense Year ending or commencing within the Lease Term, Tenant shall pay to Landlord, in the manner set forth in Section 4.3.2, below, and as Additional Rent, an amount equal to Tenant's Share of Direct Expenses.
4.3.2......Statement  of Actual  Direct  Expenses  and  Payment by
Tenant. Landlord shall endeavor to give to Tenant on or before the first day of April following the end of each Expense Year, a statement (the "Statement") which shall state the Direct Expenses incurred or accrued for such preceding Expense Year. Upon receipt of the Statement for each Expense Year ending during the Lease Term Tenant shall pay, with its next installment of Base Rent due, the full amount of Tenant's Share of Direct Expenses for such Expense Year, less the amounts, if any, paid during such Expense Year as Estimated Expense. The failure of Landlord to timely furnish the Statement for any Expense Year shall not prejudice Landlord from enforcing its rights under this
Article 4. Even though the Lease Term has expired and Tenant has vacated the Premises, when the final determination is made of Tenant's Share of the Direct Expenses for the Expense Year in which this Lease terminates, Tenant shall promptly pay to Landlord an amount as calculated pursuant to the provisions of
Section 4.3.1    of   this   Lease.    The   provisions   of   this
Section 4.3.2 shall survive the expiration or earlier termination of the Lease Term.
4.3.3......Statement of Estimated Direct  Expenses.  Landlord shall have the option,  but not the  obligation,  to give Tenant a yearly expense estimate statement (the "Estimate Statement") which shall set forth Landlord's reasonable estimate (the "Estimate") of what the total amount of Direct Expenses for the then-current Expense Year shall be (the "Estimated Expense"). If Landlord exercises its option to so provide Tenant with an Estimate Statement, Tenant shall pay, with its next installment of Base Rent due, a fraction of the Estimated Expense for the then-current Expense Year (reduced by any amounts paid pursuant to the last sentence of this Section 4.3.3). Such fraction shall have as its numerator the number of months which have elapsed in such current Expense Year to the month of such payment, both months inclusive, and shall have twelve (12) as its denominator. Until a new Estimate Statement is furnished, Tenant shall pay monthly, with the monthly Base Rent installments, an amount equal to one-twelfth (1/12) of the total Estimated Expense set forth in the previous Estimate Statement delivered by Landlord to Tenant.
4.4 Taxes and Other Charges for Which Tenant Is Directly Responsible. Tenant shall reimburse Landlord upon demand for any and all taxes or assessments required to be paid by Landlord
(except to the extent included in Tax Expenses by Landlord), excluding state, local and federal personal or corporate income taxes measured by the net income of Landlord from all sources and estate and inheritance taxes, when:
4.4.1......Said taxes are  measured by or  reasonably  attributable to the cost or value of Tenant's equipment, furniture, fixtures and other personal property located in the Premises, or by the cost or value of any leasehold improvements made in or to the Premises by or for Tenant; or
4.4.2......Said  taxes are  assessed  upon or with  respect  to the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises or any portion of the Real Property (including the Parking Facilities).

ARTICLE 5..
                          USE OF PREMISES
5.1   Permitted  Use.  Tenant  shall use the  Premises  solely  for operation  of a  commercial  bank branch and  associated  ancillary uses permitted by law and consistent with the character of the Building as a first-class office building, and Tenant shall not use or permit the Premises to be used for any other purpose or purposes whatsoever. Tenant's permitted use shall include automated teller machine(s) and/or night depository facilities with necessary lighting and appurtenant fixtures, machinery and equipment, subject to Tenant's receipt of all applicable permits and approvals and Landlord's approval of plans and specifications therefore, subject to Tenant's removal obligations under
Section 8.5 below.
5.2 Prohibited Uses. Tenant further covenants and agrees that it shall not use, or suffer or permit any person or persons to use, the Premises, the Parking Facilities or any other Common Areas or any part thereof for any use or purpose contrary to the provisions of Exhibit C attached hereto ("Rules and Regulations"), or in violation of the laws of the United States of America, the State of California, or the ordinances, regulations or requirements of the local municipal or county governing body or other lawful authorities having jurisdiction over the Building. Tenant shall comply with all recorded covenants, conditions, and restrictions, and the provisions of all ground or underlying leases, now or hereafter affecting the Real Property. Tenant shall not use or allow another person or entity to use any part of the Premises for the storage, use, treatment, manufacture or sale of any hazardous or toxic material. Tenant shall be solely responsible for removal or remediation as may be required by law should hazardous or toxic materials be introduced into the Premises or the Real Property by Tenant, its agents, employees or independent contractors provided that nothing contained herein shall permit Tenant to utilize or release hazardous or toxic materials.
5.3 Use of Ancillary Areas. In addition to Tenant's use of the Premises, Tenant shall have the exclusive right, throughout the Lease Term, to use of the conference room on the second (2nd) floor of the Building and the non-exclusive right to use the restrooms and kitchen areas on the mezzanine level of the
Building, in common with other tenants and occupants of the Building; provided, however, if Tenant constructs, pursuant to
Article 8 below, restroom facilities within its Premises, then Tenant shall no longer have the right to use such mezzanine restrooms. Such second (2nd) floor conference room and mezzanine restrooms and mezzanine kitchen area may be collectively referred to herein as the "Ancillary Areas."

ARTICLE 6..
                      SERVICES AND UTILITIES
6.1 Standard Tenant Services. Landlord shall provide the following services on all days during the Lease Term, unless otherwise stated below.
6.1.1......Subject  to  all  governmental  rules,  regulations  and guidelines applicable thereto, Landlord shall provide heating and air conditioning when necessary for normal comfort for normal office use in the Premises, from Monday through Friday, during the period from 8 a.m. to 6 p.m., and on Saturday during the period from 9:00 a.m. to 12:00 noon, except for the date of observation of New Year's Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day and other locally or nationally recognized holidays (collectively, the "Holidays").
6.1.2......Landlord shall provide  adequate  electrical  wiring and facilities and power for normal general office use as determined by Landlord. Tenant shall bear the cost of replacement of lamps, starters and ballasts for lighting fixtures within the Premises.
6.1.3......Landlord  shall  provide  city  water  from the  regular
Building outlets for drinking, lavatory and toilet purposes.

           Tenant acknowledges that Tenant shall be solely responsible for providing janitorial service to the Premises and Landlord shall have no responsibility therefor.
6.2 Overstandard Tenant Use. Tenant shall not, without Landlord's prior written consent, use heat-generating machines, machines other than normal office machines, or equipment or lighting other than building standard lights in the Premises, which may affect the temperature otherwise maintained by the air conditioning system or increase the water normally furnished for the Premises by Landlord pursuant to the terms of Section 6.1 of this Lease. If such consent is given, Landlord shall have the right to install supplementary air conditioning units or other facilities in the Premises, including supplementary or additional metering devices, and the cost thereof, including the cost of installation, operation and maintenance, increased wear and tear on existing equipment and other similar charges, shall be paid by Tenant to Landlord upon billing by Landlord. If Tenant uses electricity, water or heat or air conditioning in excess of that supplied by Landlord pursuant to Section 6.1 of this Lease,
Tenant shall pay to Landlord, upon billing, the cost of such excess consumption, the cost of the installation, operation, and maintenance of equipment which is installed in order to supply such excess consumption, and the cost of the increased wear and tear on existing equipment caused by such excess consumption, and Landlord may install devices to separately meter any increased use  and  in  such  event  Tenant  shall  pay  the  increased  cost directly to Landlord, on demand, including the cost of such additional metering devices. If Tenant desires to use heat, ventilation or air conditioning during hours other than those for which Landlord is obligated to supply such utilities pursuant to the terms of Section 6.1 of this Lease, Tenant shall give Landlord such prior notice, as Landlord shall from time to time establish as appropriate, of Tenant's desired use and Landlord shall supply such utilities to Tenant at such hourly cost to Tenant as Landlord shall from time to time establish. Amounts payable by Tenant to Landlord for such use of additional utilities shall be deemed Additional Rent hereunder and shall be billed on a monthly basis. Landlord may increase the hours or days during which air conditioning, heating and ventilation are provided to the Premises and the Building to accommodate the usage by tenants occupying two-thirds or more of the rentable square feet of the Building or to conform to practices of other buildings in the area comparable to the Building.
6.3 Interruption of Use. Tenant agrees that Landlord shall not be liable for damages, by abatement of Rent or otherwise, for failure to furnish or delay in furnishing any service (including telephone and telecommunication services), or for any diminution in the quality or quantity thereof, when such failure or delay or diminution is occasioned, in whole or in part, by repairs, replacements, or improvements, by any strike, lockout or other labor trouble, by inability to secure electricity, gas, water, or other fuel at the Building after reasonable effort to do so, by any accident or casualty whatsoever, by act or default of Tenant or other parties, or by any other cause beyond Landlord's reasonable control; and such failures or delays or diminution shall never be deemed to constitute an eviction or disturbance of Tenant's use and possession of the Premises or relieve Tenant from paying Rent or performing any of its obligations under this Lease. Furthermore, Landlord shall not be liable under any circumstances for a loss of, or injury to, property or for injury to, or interference with, Tenant's business, including, without limitation, loss of profits, however occurring, through or in connection with or incidental to a failure to furnish any of the services or utilities as set forth in this Article 6.

ARTICLE 7..
                              REPAIRS

      Tenant shall, at Tenant's own expense, keep the Premises, including all improvements, fixtures and furnishings therein, in good order, repair and condition at all times during the Lease Term. In addition, Tenant shall, at Tenant's own expense but under  the  supervision  and  subject  to  the  prior  approval  of
Landlord,  and within any  reasonable  period of time  specified by
Landlord, promptly and adequately repair all damage to the Premises and replace or repair all damaged or broken fixtures and appurtenances; provided however, that, at Landlord's option, or if Tenant fails to make such repairs, Landlord may, but need not, make such repairs and replacements, and Tenant shall pay Landlord the cost thereof, including a percentage of the cost thereof (to be uniformly established for the Building) sufficient to reimburse Landlord for all overhead, general conditions, fees and other costs or expenses arising from Landlord's involvement with such repairs and replacements forthwith upon being billed for same. Landlord may, but shall not be required to, enter the Premises at all reasonable times to make such repairs, alterations, improvements and additions to the Premises or to the Building or to any equipment located in the Building as Landlord shall desire or deem necessary or as Landlord may be required to do by governmental or quasi-governmental authority or court order or decree. Tenant hereby waives and releases its right to make repairs at Landlord's expense under Sections 1941 and 1942 of the California Civil Code or under any similar law, statute, or ordinance now or hereafter in effect.

ARTICLE 8..
                     ADDITIONS AND ALTERATIONS
8.1 Landlord's Consent to Alterations. Tenant may not make any improvements, alterations, additions or changes to the Premises (collectively, the "Alterations") without first procuring the prior written consent of Landlord to such Alterations, which consent shall be requested by Tenant not less than thirty (30) days prior to the commencement thereof, and which consent shall not be unreasonably withheld by Landlord. The existing leasehold improvements in the Premises together with any Alterations thereto made by Tenant pursuant to this Article 8 may be referred to herein as the "Tenant Improvements."
8.2 Manner of Construction. Landlord may impose, as a condition of its consent to all Alterations or repairs of the Premises or about the Premises, such requirements as Landlord in its sole discretion may deem desirable, including, but not limited to, the requirement that upon Landlord's request, Tenant shall, at Tenant's expense, remove such Alterations upon the expiration or any early termination of the Lease Term, and/or the requirement that Tenant utilize for such purposes only contractors and materials approved by Landlord. Tenant shall construct such Alterations and perform such repairs in conformance with any and all applicable rules and regulations of any federal, state, county or municipal code or ordinance and pursuant to a valid building permit (a copy of which shall be delivered to Landlord), issued by the appropriate governmental authorities, in conformance with Landlord's construction rules and regulations. Landlord's approval of the plans, specifications and working drawings for Tenant's Alterations shall create no responsibility or liability on the part of Landlord for their completeness, design sufficiency, or compliance with all laws, rules and regulations of governmental agencies or authorities. All work with respect to any Alterations must be done in a good and workmanlike manner and diligently prosecuted to completion. In performing the work of any such Alterations, Tenant shall have the work performed in such manner as not to obstruct access to the Building or the common areas for any other tenant of the Building, and as not to obstruct the business of Landlord or other tenants in the Building, or interfere with the labor force working in the Building. Upon completion of any Alterations, Tenant agrees to cause a Notice of Completion to be recorded in the office of the County Recorder in accordance with Section 3093 of the Civil Code of the State of California or any successor statute, and Tenant shall deliver to Landlord a reproducible copy of the "as built" drawings of the Alterations.
8.3 Payment for Improvements. In the event Tenant orders any Alteration or repair work directly from Landlord, or from the contractor selected by Landlord, the charges for such work shall be deemed Additional Rent under this Lease, payable upon billing therefor, either periodically during construction or upon the substantial completion of such work, at Landlord's option. Upon completion of such work, Tenant shall deliver to Landlord, if payment is made directly to contractors, evidence of payment, contractors' affidavits and full and final waivers of all liens for labor, services or materials. Whether or not Tenant orders any work directly from Landlord, Tenant shall pay to Landlord a percentage of the cost of such work (such percentage, which shall vary depending upon whether or not Tenant orders the work directly from Landlord, to be established on a uniform basis for the Building) sufficient to compensate Landlord for all overhead, general conditions, fees and other costs and expenses arising from Landlord's involvement with such work.
8.4 Construction Insurance. In the event that Tenant makes any Alterations, Tenant agrees to carry "Builder's All Risk" insurance in an amount approved by Landlord covering the construction of such Alterations, and such other insurance as Landlord may require, it being understood and agreed that all of such Alterations shall be insured by Tenant pursuant to
Article 10 of this Lease immediately upon completion thereof. In addition, Landlord may, in its discretion, require Tenant to obtain a lien and completion bond or some alternate form of security satisfactory to Landlord in an amount sufficient to ensure the lien-free completion of such Alterations and naming Landlord as a co-obligee.
8.5 Landlord's Property. All Alterations, improvements, fixtures and/or equipment which may be installed or placed in or about the Premises, and all signs installed in, on or about the Premises, from time to time, shall be at the sole cost of Tenant and shall be and become the property of Landlord, except that upon expiration or earlier termination of this Lease and upon request from Landlord, Tenant shall remove any wiring, cabling, decals, signage and similar items introduced by Tenant into the Premises and shall also remove any automated teller machine(s) and after-hours depositories from the Building and any associated machinery, lightening and equipment, and shall repair damage resulting from such removal and match finishes of the Building to Landlord's reasonable satisfaction. Furthermore, Landlord may, by written notice to Tenant prior to the end of the Lease Term, or given upon any earlier termination of this Lease, require Tenant at Tenant's expense to remove any Alterations and to repair any damage to the Premises and Building caused by such removal. If Tenant fails to complete such removal and/or to repair any damage caused by the removal of any Alterations, Landlord may do so and may charge the cost thereof to Tenant.

ARTICLE 9..
                      COVENANT AGAINST LIENS

      Landlord shall have the right at all times to post and keep posted on the Premises any notice which it deems necessary for protection from such liens. Tenant covenants and agrees not to suffer or permit any lien of mechanics or materialmen or others to be placed against the Real Property, the Building or the Premises with respect to work or services claimed to have been performed for or materials claimed to have been furnished to Tenant or the Premises, and, in case of any such lien attaching or notice of any lien, Tenant covenants and agrees to cause it to be immediately released and removed of record. Notwithstanding anything to the contrary set forth in this Lease, in the event that such lien is not released and removed within ten (10) days after the date notice of such lien is delivered by Landlord to Tenant, Landlord, at its sole option, may immediately take all action necessary to release and remove such lien, without any duty to investigate the validity thereof, and all sums, costs and expenses, including reasonable attorneys' fees and costs, incurred by Landlord in connection with such lien shall be deemed Additional Rent under this Lease and shall immediately be due and payable by Tenant.

ARTICLE 10.
                             INSURANCE
10.1  Indemnification  and Waiver.  To the extent not prohibited by law, Landlord, its partners and their respective officers, agents, servants, employees, and independent contractors (collectively, "Landlord Parties") shall not be liable for any damage either to person or property or resulting from the loss of use thereof, which damage is sustained by Tenant or by other persons claiming through Tenant. Tenant shall indemnify, defend, protect, and hold harmless Landlord Parties from any and all loss, cost, damage, expense and liability (including without limitation court costs and reasonable attorneys' fees) incurred in connection with or arising from any cause in, on or about the Premises and/or the Ancillary Areas (including, without limitation, those incurred in connection with or arising from the Environmental Work) either prior to, during, or after the expiration of the Lease Term, provided that the terms of the foregoing indemnity shall not apply to the gross negligence or willful misconduct of Landlord. The provisions of this
Section 10.1 shall survive the expiration or sooner termination of this Lease with respect to any claims or liability occurring prior to such expiration or termination.
10.2  Tenant's  Compliance  with  Landlord's  Fire  and  Casualty
Insurance. Tenant shall, at Tenant's expense, comply with all insurance company requirements pertaining to the use of the Premises. If Tenant's conduct or use of the Premises causes any increase in the premium for such insurance policies, then Tenant shall reimburse Landlord for any such increase. Tenant, at Tenant's expense, shall comply with all rules, orders, regulations or requirements of the American Insurance Association (formerly the National Board of Fire Underwriters) and with any similar body.
10.3 Tenant's Insurance. Tenant shall maintain the following coverages in the following amounts.
10.3.1.....Commercial  General  Liability  Insurance  covering  the insured  against  claims  of bodily  injury,  personal  injury  and property damage arising out of Tenant's operations, assumed liabilities or use of the Premises, including a Broad Form Commercial General Liability endorsement covering the insuring provisions of this Lease and the performance by Tenant of the indemnity agreements set forth in Section 10.1 of this Lease, for limits of liability not less than:

                     Bodily Injury and
                     Property Damage Liability $3,000,000 each occurrence
                     $3,000,000 annual aggregate

                     Personal Injury Liability $3,000,000 each
                     occurrence
                     $3,000,000 annual aggregate
                     0% Insured's participation
10.3.2.....Physical  Damage   Insurance   covering  (i) all  office
furniture, trade fixtures, office equipment, merchandise and all other items of Tenant's property on the Premises installed by, for, or at the expense of Tenant, (ii) the Tenant Improvements, including any Tenant Improvements which Landlord permits to be installed above the ceiling of the Premises or below the floor of the Premises, and (iii) all other improvements, alterations and additions to the Premises, including any improvements, alterations or additions installed at Tenant's request above the ceiling of the Premises or below the floor of the Premises. Such insurance shall be written on an "all risks" of physical loss or damage basis, for the full replacement cost value new without deduction for depreciation of the covered items and in amounts that meet any co-insurance clauses of the policies of insurance and shall include a vandalism and malicious mischief endorsement, sprinkler leakage coverage and earthquake sprinkler leakage coverage.
10.3.3.....Loss of  income  and  extra  expense  insurance  in such amounts as will reimburse Tenant for direct or indirect loss of earnings attributable to all perils commonly insured against by prudent tenants or attributable to prevention of access to the Premises or to the Building as a result of such perils.
10.3.4.....Workers'  Compensation and Employer's Liability coverage in amounts required by law.
10.4 Form of Policies. The minimum limits of policies of insurance required of Tenant under this Lease shall in no event limit the liability of Tenant under this Lease. All insurance shall (i) be issued by an insurance company having a rating of not less than A-X in Best's Insurance Guide or which is otherwise acceptable to Landlord and licensed to do business in the State of California; and (ii) provide that said insurance shall not be canceled or coverage changed unless thirty (30) days' prior written notice shall have been given to Landlord and any mortgagee or ground or underlying lessor of Landlord. In addition, the insurance described in Section 10.3.1 above shall
(a) name Landlord, and any other party specified by Landlord, as an additional insured; (b) specifically cover the liability assumed by Tenant under this Lease including, but not limited to, Tenant's obligations under Section 10.1 of this Lease; (c) be primary insurance as to all claims thereunder and provide that any insurance required by Landlord is excess and is non-contributing with any insurance requirement of Tenant; and
(d) contain a cross-liability endorsement or severability of interest clause acceptable to Landlord. Tenant shall deliver all policies or certificates thereof to Landlord on or before the Lease Commencement Date and at least thirty (30) days before the expiration dates thereof. In the event Tenant shall fail to procure such insurance, or to deliver such policies or certificate, Landlord may, at its option, procure such policies for the account of Tenant, and the cost thereof shall be paid to Landlord as Additional Rent within five (5) days after delivery to Tenant of bills therefor.
10.5 Subrogation. Landlord and Tenant agree to have their respective insurance companies issuing property damage and loss of income and extra expense insurance waive any rights of subrogation that such companies may have against Landlord or Tenant, as the case may be, so long as the insurance carried by Landlord and Tenant, respectively, is not invalidated thereby. As long as such waivers of subrogation are contained in their respective insurance policies, Landlord and Tenant hereby waive any right that either may have against the other on account of any loss or damage to the extent such loss or damage is insurable under such policies of insurance.
10.6 Additional Insurance Obligations. Tenant shall carry and maintain during the entire Lease Term, at Tenant's sole cost and expense, increased amounts of the insurance required to be carried by Tenant pursuant to this Article 10, and such other reasonable types of insurance coverage and in such reasonable amounts covering the Premises and Tenant's operations therein, as may be reasonably requested by Landlord.

ARTICLE 11.
                      DAMAGE AND DESTRUCTION
11.1 Repair of Damage to Premises by Landlord. Tenant shall promptly notify Landlord of any damage to the Premises resulting from fire or any other casualty. If the Premises or any common areas of the Building serving or providing access to the Premises shall be damaged by fire or other casualty, Landlord shall promptly and diligently, subject to reasonable delays for insurance adjustment or other matters beyond Landlord's reasonable control, and subject to all other terms of this
Article 11, restore the base, shell, and core of the Premises and such common areas. Such restoration shall be to substantially the same condition of the base, shell, and core of the Premises and common areas prior to the casualty, except for modifications required by zoning and building codes and other laws or by the holder of a mortgage on the Building, or the lessor of a ground or underlying lease with respect to the Real Property and/or the Building, or any other modifications to the common areas deemed desirable by Landlord, provided access to the Premises and any common restrooms serving the Premises shall not be materially impaired. Notwithstanding any other provision of this Lease, upon the occurrence of any damage to the Premises, Tenant shall assign to Landlord (or to any party designated by Landlord) all insurance proceeds payable to Tenant under Tenant's insurance required under Section 10.3.2(ii) and (iii) of this Lease, and Landlord shall repair any injury or damage to the Tenant Improvements installed in the Premises and shall return such Tenant Improvements to their original condition; provided that if the cost of such repair by Landlord exceeds the amount of insurance proceeds received by Landlord from Tenant's insurance carrier, as assigned by Tenant, the cost of such repairs shall be paid by Tenant to Landlord prior to Landlord's repair of the damage. In connection with such repairs and replacements, Tenant shall, prior to the commencement of construction, submit to Landlord, for Landlord's review and approval, all plans, specifications and working drawings relating thereto, and Landlord shall select the contractors to perform such improvement work. Such submittal of plans and construction of improvements shall be performed in accordance with procedures reasonably designated by Landlord. Landlord shall not be liable for any inconvenience or annoyance to Tenant or its visitors, or injury to Tenant's business resulting in any way from such damage or the repair thereof; provided however, that if such fire or other
casualty   shall  have   damaged  the   Premises  or  common  areas
necessary to Tenant's occupancy, and if such damage is not the result of the negligence or willful misconduct of Tenant or Tenant's employees, contractors, licensees, or invitees, Landlord shall allow Tenant a proportionate abatement of Rent to the extent Landlord is reimbursed from the proceeds of rental interruption insurance purchased by Landlord as part of Operating Expenses, during the time and to the extent the Premises are unfit for occupancy for the purposes permitted under this Lease, and not occupied by Tenant as a result thereof.
11.2  Landlord's  Option to  Repair.  Notwithstanding  the terms of
Section 11.1 of this Lease, Landlord may elect not to rebuild and/or restore the Premises and/or Building and instead terminate this Lease by notifying Tenant in writing of such termination within sixty (60) days after the date Landlord learns of the necessity for repairs as the result of damage, such notice to include a termination date giving Tenant ninety (90) days to vacate  the  Premises,  but  Landlord  may  so  elect  only  if the
Building shall be damaged by fire or other casualty or cause, whether or not the Premises are affected, and one or more of the following conditions is present: (i) repairs cannot reasonably be completed within one hundred twenty (120) days after the date Landlord learns of the necessity for repairs as the result of damage (when such repairs are made without the payment of overtime or other premiums); (ii) the holder of any mortgage on the Building or ground or underlying lessor with respect to the Real Property and/or the Building shall require that the insurance proceeds or any portion thereof be used to retire the mortgage debt, or shall terminate the ground or underlying lease, as the case may be; or (iii) the damage is not fully covered, except for deductible amounts, by Landlord's insurance policies.
11.3 Waiver of Statutory Provisions. The provisions of this Lease, including this Article 11, constitute an express agreement between Landlord and Tenant with respect to any and all damage to, or destruction of, all or any part of the Premises, the Building or any other portion of the Real Property, and any statute or regulation of the State of California, including, without limitation, Sections 1932(2) and 1933(4) of the California Civil Code, with respect to any rights or obligations concerning damage or destruction in the absence of an express agreement between the parties, and any other statute or regulation, now or hereafter in effect, shall have no application to this Lease or any damage or destruction to all or any part of the Premises, the Building or any other portion of the Real Property.
11.4 Damage Near End of Term. In the event that the Premises or the Building is destroyed or damaged to any substantial extent during the last twelve (12) months of the Lease Term, then notwithstanding anything contained in this Article 11, Landlord shall have the option to terminate this Lease by giving written notice to Tenant of the exercise of such option within thirty
(30) days after Landlord learns of the necessity for repairs as the result of such damage or destruction, in which event this Lease shall cease and terminate as of the date of such notice, Tenant shall pay the Base Rent and Additional Rent, properly apportioned up to such date of damage, and both parties hereto shall thereafter be freed and discharged of all further obligations hereunder, except as provided for in provisions of this Lease which by their terms survive the expiration or earlier termination of the Lease Term.

ARTICLE 12.
                             NONWAIVER

      No waiver of any provision of this Lease shall be implied by any failure of Landlord to enforce any remedy on account of the violation of such provision, even if such violation shall continue or be repeated subsequently, any waiver by Landlord of any provision of this Lease may only be in writing, and no express waiver shall affect any provision other than the one specified in such waiver and that one only for the time and in the manner specifically stated. No receipt of monies by Landlord from Tenant after the termination of this Lease shall in any way alter the length of the Lease Term or of Tenant's right of possession hereunder or after the giving of any notice shall reinstate, continue or extend the Lease Term or affect any notice given Tenant prior to the receipt of such monies.

ARTICLE 13.
                           CONDEMNATION
13.1 Permanent Taking. If the whole or any part of the Premises or Building shall be taken by power of eminent domain or condemned by any competent authority for any public or quasi-public use or purpose, or if any adjacent property or street shall be so taken or condemned, or reconfigured or vacated by such authority in such manner as to require the use, reconstruction or remodeling of any part of the Premises or Building, or if Landlord shall grant a deed or other instrument in lieu of such taking by eminent domain or condemnation, Landlord shall have the option to terminate this Lease upon ninety (90) days' notice, provided such notice is given no later than one hundred eighty (180) days after the date of such taking, condemnation, reconfiguration, vacation, deed or other instrument. If more than twenty-five percent (25%) of the rentable square feet of the Premises is taken, or if access to the Premises is substantially impaired, Tenant shall have the option to terminate this Lease upon ninety (90) days' notice, provided such notice is given no later than one hundred eighty
(180) days after the date of such taking. Landlord shall be entitled to receive the entire award or payment in connection therewith, except that Tenant shall have the right to file any separate claim available to Tenant for any taking of Tenant's personal property and fixtures belonging to Tenant and removable by Tenant upon expiration of the Lease Term pursuant to the terms of this Lease, and for moving expenses, so long as such claim does not diminish the award available to Landlord, its ground lessor with respect to the Real Property or its mortgagee, and such claim is payable separately to Tenant. All Rent shall be apportioned as of the date of such termination, or the date of such taking, whichever shall first occur. If any part of the Premises shall be taken, and this Lease shall not be so terminated, the Rent shall be proportionately abated. Tenant hereby waives any and all rights it might otherwise have pursuant to Section 1265.130 of The California Code of Civil Procedure.
13.2 Temporary Taking. Notwithstanding anything to the contrary contained in this Article 13, in the event of a temporary taking of all or any portion of the Premises for a period of one hundred and eighty (180) days or less, then this Lease shall not terminate but the Base Rent and the Additional Rent shall be abated for the period of such taking in proportion to the ratio that the number of rentable square feet of the Premises taken bears to the total number of rentable square feet of the Premises. Landlord shall be entitled to receive the entire award made in connection with any such temporary taking.

ARTICLE 14.
                     ASSIGNMENT AND SUBLETTING
14.1 Transfers. Tenant shall not, without the prior written consent of Landlord, assign, mortgage, pledge, hypothecate, encumber, or permit any lien to attach to, or otherwise transfer, this Lease or any interest hereunder, permit any assignment or other such foregoing transfer of this Lease or any interest hereunder by operation of law, sublet the Premises or any part thereof, or permit the use of the Premises by any persons other than Tenant and its employees (all of the foregoing are hereinafter sometimes referred to collectively as "Transfers" and any person to whom any Transfer is made or sought to be made is hereinafter sometimes referred to as a "Transferee"). If Tenant shall desire Landlord's consent to any Transfer, Tenant shall notify Landlord in writing, which notice (the "Transfer Notice") shall include (i) the proposed effective date of the Transfer, which shall not be less than forty-five (45) days nor more than one hundred eighty (180) days after the date of delivery of the Transfer Notice, (ii) a description of the portion of the Premises to be transferred (the "Subject Space"), (iii) all of the terms of the proposed Transfer and the consideration therefor, including a calculation of the "Transfer Premium," as that term is defined in Section 14.3 below, in connection with such Transfer, the name and address of the proposed Transferee, and a copy of all existing and/or proposed documentation pertaining to the proposed Transfer, including all existing operative documents to be executed to evidence such Transfer or the agreements incidental or related to such Transfer, and
(iv) current financial statements of the proposed Transferee certified by an officer, partner or owner thereof, and any other information required by Landlord, which will enable Landlord to determine the financial responsibility, character, and reputation of the proposed Transferee, nature of such Transferee's business and proposed use of the Subject Space, and such other information as Landlord may reasonably require. Any Transfer made without Landlord's prior written consent shall, at Landlord's option, be null, void and of no effect, and shall, at Landlord's option, constitute a default by Tenant under this Lease. Whether or not Landlord shall grant consent, Tenant shall pay Landlord's review and processing fees, as well as any reasonable legal fees incurred by Landlord, within thirty (30) days after written request by Landlord.
14.2 Landlord's Consent. Landlord shall not unreasonably withhold its consent to any proposed Transfer of the Subject Space to the Transferee on the terms specified in the Transfer Notice. The parties hereby agree that it shall be reasonable under this Lease and under any applicable law for Landlord to withhold consent to any proposed Transfer where one or more of the following apply, without limitation as to other reasonable grounds for withholding consent:
14.2.1.....The  Transferee  is  of a  character  or  reputation  or engaged in a business which is not consistent with the quality of the Building, or would be a significantly less prestigious occupant of the Building than Tenant;
14.2.2.....The  Transferee  intends  to use the  Subject  Space for purposes which are not permitted under this Lease;
14.2.3.....The  Transferee  is  either  a  governmental  agency  or instrumentality thereof;
14.2.4.....The Transfer  will result in more than a reasonable  and safe number of occupants per floor within the Subject Space;
14.2.5.....The  Transferee is not a party of  reasonable  financial worth and/or financial stability in light of the responsibilities involved under the Lease on the date consent is requested;
14.2.6.....The  proposed  Transfer  would  cause  Landlord to be in violation of another lease or agreement to which Landlord is a party, or would give an occupant of the Building a right to cancel its lease; or
14.2.7.....Either the proposed Transferee,  or any person or entity which directly or indirectly, controls, is controlled by, or is under common control with, the proposed Transferee, is negotiating with Landlord to lease space in the Building at such time.

      If Landlord consents to any Transfer pursuant to the terms of this Section 14.2 (and does not exercise any recapture rights Landlord may have under Section 14.4 of this Lease), Tenant may within six (6) months after Landlord's consent, but not later than the expiration of said six-month period, enter into such Transfer of the Premises or portion thereof, upon substantially the same terms and conditions as are set forth in the Transfer Notice furnished by Tenant to Landlord pursuant to Section 14.1 of this Lease, provided that if there are any changes in the terms and conditions from those specified in the Transfer Notice
(i) such that Landlord would initially have been entitled to refuse its consent to such Transfer under this Section 14.2, or
(ii) which would cause the proposed Transfer to be more favorable to the Transferee than the terms set forth in Tenant's original Transfer Notice, Tenant shall again submit the Transfer to Landlord for its approval and other action under this Article 14 (including Landlord's right of recapture, if any, under
Section 14.4 of this Lease). Notwithstanding any contrary provision of this Lease, if Tenant or any proposed Transferee claims that Landlord has unreasonably withheld or delayed its consent to a proposed Transfer or otherwise has breached its obligations under this Article 14, Tenant's and such Transferee's only remedy shall be to seek a declaratory judgment and/or injunctive relief, and Tenant, on behalf of itself and, to the extent permitted by law, such proposed Transferee waives all other remedies against Landlord, including without limitation, the right to seek monetary damages or to terminate this Lease.
14.3 Transfer Premium. If Landlord consents to a Transfer, as a condition thereto which the parties hereby agree is reasonable, Tenant shall pay to Landlord fifty percent (50%) of any "Transfer Premium," as that term is defined in this Section 14.3, received by Tenant from such Transferee. "Transfer Premium" shall mean all rent, additional rent or other consideration payable by such Transferee in excess of the Rent and Additional Rent payable by Tenant under this Lease on a per rentable square foot basis if less than all of the Premises is transferred, after deducting the reasonable expenses incurred by Tenant for (i) any changes, alterations and improvements to the Premises in connection with the Transfer, and (ii) any brokerage commissions in connection with the Transfer (collectively, the "Subleasing Costs"). "Transfer Premium" shall also include, but not be limited to, key money and bonus money paid by Transferee to Tenant in connection with such Transfer, and any payment in excess of fair market value for services rendered by Tenant to Transferee or for assets, fixtures, inventory, equipment, or furniture transferred by Tenant to Transferee in connection with such Transfer.
14.4 Landlord's Option as to Subject Space. Notwithstanding anything to the contrary contained in this Article 14, Landlord shall have the option, by giving written notice to Tenant within thirty (30) days after receipt of any Transfer Notice, to
(i) recapture  the Subject  Space,  or (ii) take an  assignment  or sublease of the Subject Space from Tenant. Such recapture, or sublease or assignment notice shall cancel and terminate this Lease, or create a sublease or assignment, as the case may be, with respect to the Subject Space as of the date stated in the Transfer Notice as the effective date of the proposed Transfer until the last day of the term of the Transfer as set forth in the Transfer Notice. In the event of a recapture by Landlord, if this Lease shall be canceled with respect to less than the entire Premises, the Rent reserved herein shall be prorated on the basis of the number of rentable square feet retained by Tenant in proportion to the number of rentable square feet contained in the Premises, and this Lease as so amended shall continue thereafter in full force and effect, and upon request of either party, the parties shall execute written confirmation of the same. If the Subject Space shall be assigned or subleased by Tenant to Landlord, the rent for the Subject Space payable by Landlord to Tenant shall be the lesser of (i) the effective Base Rent plus the Additional Rent payable by Tenant under this Lease for the Subject Space on a prorated basis based upon the number of rentable square feet in the Subject Space, or (ii) the effective rent (taking into account all concessions made by Tenant to the Transferee) set forth in the Transfer Notice, and all other provisions of this Lease shall remain in full force and effect, and upon request of either party, the parties shall execute a written confirmation of the same. If Landlord declines, or fails to elect in a timely manner to recapture, sublease or take an assignment of the Subject Space under this Section 14.4, then, provided Landlord has consented to the proposed Transfer, Tenant shall be entitled to proceed to transfer the Subject Space to the proposed Transferee, subject to provisions of the last paragraph of Section 14.2 of this Lease.
14.5  Effect of  Transfer.  If  Landlord  consents  to a  Transfer,
(i) the terms and conditions of this Lease shall in no way be deemed to have been waived or modified, (ii) such consent shall not be deemed consent to any further Transfer by either Tenant or a Transferee, (iii) Tenant shall deliver to Landlord, promptly after execution, an original executed copy of all documentation pertaining to the Transfer in form reasonably acceptable to Landlord, (iv) Tenant shall furnish upon Landlord's request a complete statement, certified by an independent certified public accountant, or Tenant's chief financial officer, setting forth in detail the computation of any Transfer Premium Tenant has derived and shall derive from such Transfer, and (v) no Transfer relating to this Lease or agreement entered into with respect thereto, whether with or without Landlord's consent, shall relieve Tenant or any guarantor of the Lease from liability under this Lease. Landlord or its authorized representatives shall have the right at all reasonable times to audit the books, records and papers of Tenant relating to any Transfer, and shall have the right to make copies thereof. If the Transfer Premium respecting any Transfer shall be found understated, Tenant shall, within thirty (30) days after demand, pay the deficiency and Landlord's costs of such audit, and if understated by more than ten percent (10%), Landlord shall have the right to cancel this Lease upon thirty
(30) days' notice to Tenant.
14.6 Affiliate Transfers. Notwithstanding anything to the contrary contained in this Article 14, an assignment or subletting of all or a portion of the Premises to an affiliate
("Affiliate") of Tenant (an entity which is controlled by, controls, or is under common control with, Tenant), shall not be deemed a Transfer under this Article 14, provided that (i) Tenant notifies Landlord of any such assignment or sublease and promptly supplies Landlord with any documents or information requested by Landlord regarding such assignment or sublease or such affiliate,
(ii) such Affiliate has a net worth calculated in accordance with generally accepted accounting principles which is at least equal to that of Tenant as of the date of this Lease, and (iii) such assignment or sublease is not a subterfuge by Tenant to avoid its obligations under this Lease. An assignee of Tenant's entire interest in this Lease pursuant to the immediately preceding sentence may be referred to herein as an "Affiliated Assignee." "Control," as used in this Article 15, shall mean the ownership, directly or indirectly, of greater than fifty percent (50%) of the voting securities of, or possession of the right to vote, in the ordinary direction of its affairs, of greater than fifty percent (50%) of the voting interest in, an entity.

ARTICLE 15.
               SURRENDER OF PREMISES; OWNERSHIP AND
                     REMOVAL OF TRADE FIXTURES
15.1 Surrender of Premises. No act or thing done by Landlord or any agent or employee of Landlord during the Lease Term shall be deemed to constitute an acceptance by Landlord of a surrender of the Premises unless such intent is specifically acknowledged in a writing signed by Landlord. The delivery of keys to the Premises to Landlord or any agent or employee of Landlord shall not constitute a surrender of the Premises or effect a termination of this Lease, whether or not the keys are thereafter retained by Landlord, and notwithstanding such delivery Tenant shall be entitled to the return of such keys at any reasonable time upon request until this Lease shall have been properly terminated. The voluntary or other surrender of this Lease by Tenant, whether accepted by Landlord or not, or a mutual termination hereof, shall not work a merger, and at the option of Landlord shall operate as an assignment to Landlord of all subleases or subtenancies affecting the Premises.
15.2 Removal of Tenant Property by Tenant. Upon the expiration of the Lease Term, or upon any earlier termination of this Lease, Tenant shall, subject to the provisions of this Article 15, quit and surrender possession of the Premises to Landlord in as good order and condition as when Tenant took possession and as thereafter improved by Landlord and/or Tenant, reasonable wear and tear and repairs which are specifically made the responsibility of Landlord hereunder excepted. Upon such expiration or termination, Tenant shall, without expense to Landlord, remove or cause to be removed from the Premises all debris and rubbish, and such items of furniture, equipment, free-standing cabinet work, and other articles of personal property owned by Tenant or installed or placed by Tenant at its expense in the Premises, and such similar articles of any other persons claiming under Tenant and Tenant shall repair at its own expense all damage to the Premises and Building resulting from such removal.

ARTICLE 16.
                           HOLDING OVER

      If Tenant holds over after the expiration of the Lease Term hereof, with or without the express or implied consent of Landlord, such tenancy shall be at sufferance only, and shall not constitute a renewal hereof or an extension for any further term, and in such case Base Rent shall be payable at a monthly rate equal to twice the Base Rent applicable during the last rental period of the Lease Term under this Lease. Such month-to-month tenancy shall be subject to every other term, covenant and agreement contained herein. Nothing contained in this Article 16 shall be construed as consent by Landlord to any holding over by Tenant, and Landlord expressly reserves the right to require Tenant to surrender possession of the Premises to Landlord as provided in this Lease upon the expiration or other termination of this Lease. The provisions of this Article 16 shall not be deemed to limit or constitute a waiver of any other rights or remedies of Landlord provided herein or at law. If Tenant fails to surrender the Premises upon the termination or expiration of this Lease, in addition to any other liabilities to Landlord accruing therefrom, Tenant shall protect, defend, indemnify and hold Landlord harmless from all loss, costs (including reasonable attorneys' fees) and liability resulting from such failure, including, without limiting the generality of the foregoing, any claims made by any succeeding tenant founded upon such failure to surrender, and any lost profits to Landlord resulting therefrom.

ARTICLE 17.
                       ESTOPPEL CERTIFICATES

      Within ten (10) days following a request in writing by Landlord, Tenant shall execute and deliver to Landlord an estoppel certificate, which, as submitted by Landlord, shall be in a form designated by Landlord or by any prospective mortgagee or purchaser of the Project, or any portion thereof, and shall also contain any other information reasonably requested by Landlord or Landlord's mortgagee or prospective mortgagee. Tenant shall execute and deliver whatever other instruments may be reasonably required for such purposes. Failure of Tenant to timely execute and deliver such estoppel certificate or other instruments shall constitute an acceptance of the Premises and an acknowledgment by Tenant that statements included in the estoppel certificate are true and correct, without exception.

ARTICLE 18.
                           SUBORDINATION

      This Lease is subject and subordinate to all present and future ground or underlying leases of the Real Property and to the lien of any mortgages or trust deeds, now or hereafter in force against the Real Property and the Building, if any, and to all renewals, extensions, modifications, consolidations and replacements thereof, and to all advances made or hereafter to be made upon the security of such mortgages or trust deeds, unless the holders of such mortgages or trust deeds, or the lessors under such ground lease or underlying leases, require in writing that this Lease be superior thereto. Tenant covenants and agrees in the event any proceedings are brought for the foreclosure of any such mortgage, or if any ground or underlying lease is terminated, to attorn, without any deductions or set-offs whatsoever, to the purchaser upon any such foreclosure sale, or to the lessor of such ground or underlying lease, as the case may be, if so requested to do so by such purchaser or lessor, and to recognize such purchaser or lessor as the lessor under this Lease. Tenant shall, within five (5) days of request by
Landlord, execute such further instruments or assurances as Landlord may reasonably deem necessary to evidence or confirm such attornment and/or the subordination or superiority of this Lease to any such mortgages, trust deeds, ground leases or underlying leases. Tenant hereby irrevocably authorizes Landlord to execute and deliver in the name of Tenant any such instrument or instruments if Tenant fails to do so, provided that such authorization shall in no way relieve Tenant from the obligation of executing such instruments of subordination or superiority. Tenant waives the provisions of any current or future statute, rule or law which may give or purport to give Tenant any right or election to terminate or otherwise adversely affect this Lease and the obligations of the Tenant hereunder in the event of any foreclosure proceeding or sale.

ARTICLE 19.
                        DEFAULTS; REMEDIES
19.1 Events of Default. The occurrence of any of the following shall constitute a default of this Lease by Tenant:
19.1.1.....Any  failure  by  Tenant  to pay any  Rent or any  other charge  required to be paid under this Lease,  or any part thereof, when due; or
19.1.2.....Any  failure by Tenant to  observe or perform  any other provision, covenant or condition of this Lease to be observed or performed by Tenant where such failure continues for fifteen (15) days after written notice thereof from Landlord to Tenant; provided however, that any such notice shall be in lieu of, and not in addition to, any notice required under California Code of Civil Procedure Section 1161 or any similar or successor law; and provided further that if the nature of such default is such that the same cannot reasonably be cured within a fifteen (15)-day period, Tenant shall not be deemed to be in default if it diligently commences such cure within such period and thereafter diligently proceeds to rectify and cure said default as soon as possible; or
19.1.3.....Abandonment  or  vacation  of the  Premises  by  Tenant.
Abandonment is herein defined to include, but is not limited to, any absence by Tenant from the Premises for three (3) business days or longer while in default of any provision of this Lease.
19.2 Remedies Upon Default. Upon the occurrence of any event of default by Tenant, Landlord shall have, in addition to any other remedies available to Landlord at law or in equity, the option to pursue any one or more of the following remedies, each and all of which shall be cumulative and nonexclusive, without any notice or demand whatsoever.
19.2.1.....Terminate  this  Lease,  in  which  event  Tenant  shall immediately  surrender  the  Premises  to  Landlord,  and if Tenant fails to do so, Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying the Premises or any part thereof, without being liable for prosecution or any claim or damages therefor; and Landlord may recover from Tenant the following:
(i) The worth at the time of award of any unpaid rent which has been earned at the time of such termination; plus
(ii) The worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus
(iii) The worth at the time of award of the amount by which the unpaid rent for the balance of the Lease Term after the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus
(iv) Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, specifically including but not limited to, brokerage commissions and advertising expenses incurred, expenses of remodeling the Premises or any portion thereof for a new tenant, whether for the same or a different use, and any special concessions made to obtain a new tenant; and
(v) At Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable law.

The term "rent" as used in this Section 19.2 shall be deemed to be and to mean all sums of every nature required to be paid by Tenant pursuant to the terms of this Lease, whether to Landlord or to others. As used in Paragraphs 19.2.1(i) and (ii), above, the "worth at the time of award" shall be computed by allowing interest at the rate set forth in Article 25 of this Lease, but in no case greater than the maximum amount of such interest permitted by law. As used in Paragraph 19.2.1(iii) above, the
"worth at the time of award" shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).
19.2.2.....Landlord  shall have the remedy  described in California
Civil Code Section 1951.4 (lessor may continue lease in effect after lessee's breach and abandonment and recover rent as it becomes due, if lessee has the right to sublet or assign, subject only to reasonable limitations). Accordingly, if Landlord does not elect to terminate this Lease on account of any default by Tenant, Landlord may, from time to time, without terminating this Lease, enforce all of its rights and remedies under this Lease, including the right to recover all rent as it becomes due.
19.3 Sublessees of Tenant. If Landlord elects to terminate this Lease on account of any default by Tenant, as set forth in this
Article 19, Landlord shall have the right to terminate any and all subleases, licenses, concessions or other consensual arrangements for possession entered into by Tenant and affecting the Premises or may, in Landlord's sole discretion, succeed to Tenant's interest in such subleases, licenses, concessions or arrangements. In the event of Landlord's election to succeed to Tenant's interest in any such subleases, licenses, concessions or arrangements, Tenant shall, as of the date of notice by Landlord of such election, have no further right to or interest in the rent or other consideration receivable thereunder.
19.4 Form of Payment After Default. Following the occurrence of an event of default by Tenant, Landlord shall have the right to require that any or all subsequent amounts paid by Tenant to Landlord hereunder, whether in the cure of the default in question or otherwise, be paid in the form of cash, money order, cashier's or certified check drawn on an institution acceptable to Landlord, or by other means approved by Landlord, notwithstanding any prior practice of accepting payments in any different form.
19.5 Waiver of Default. No waiver by Landlord or Tenant of any violation or breach of any of the terms, provisions and covenants herein contained shall be deemed or construed to constitute a waiver of any other or later violation or breach of the same or any other of the terms, provisions, and covenants herein contained. Forbearance by Landlord in enforcement of one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of such default. The acceptance of any Rent hereunder by Landlord following the occurrence of any default, whether or not known to Landlord, shall not be deemed a waiver of any such default, except only a default in the payment of the Rent so accepted.
19.6 Efforts to Relet. For the purposes of this Article 19, Tenant's right to possession shall not be deemed to have been terminated by efforts of Landlord to relet the Premises, by its acts of maintenance or preservation with respect to the Premises, or by appointment of a receiver to protect Landlord's interests hereunder. The foregoing enumeration is not exhaustive, but merely illustrative of acts which may be performed by Landlord without terminating Tenant's right to possession.

ARTICLE 20.
                    COVENANT OF QUIET ENJOYMENT

      Landlord covenants that Tenant, on paying the Rent, charges for services and other payments herein reserved and on keeping, observing and performing all the other terms, covenants, conditions, provisions and agreements herein contained on the part of Tenant to be kept, observed and performed, shall, during the Lease Term, peaceably and quietly have, hold and enjoy the Premises subject to the terms, covenants, conditions, provisions and agreements hereof without interference by any persons lawfully claiming by or through Landlord. The foregoing covenant is in lieu of any other covenant express or implied.

ARTICLE 21.
                        ENVIRONMENTAL WORK

      Tenant acknowledges that Landlord will be removing an underground storage tank(s) from the Real Property and will also be performing associated environmental work (collectively, the "Environmental Work"). Such Environmental Work may prevent Tenant from utilizing the Parking Facilities for an undetermined period of time. Consequently, Tenant shall not be required to pay for parking under this Lease until the Environmental Work has been completed to a level sufficient for the Parking Facilities to be reopened, as determined by Landlord and Landlord has received any other necessary clearances to reopen the Parking Facilities. While Landlord agrees to use commercially reasonable efforts to minimize any disruption to Tenant's business operations throughout the course of the Environmental Work, Tenant shall not otherwise be entitled to any abatement of rent as a result of such work nor shall Tenant be deemed to be constructively evicted from the Premises as a result of such work and Tenant agrees to hold Landlord harmless from any and all claims arising from the presence of environmental products in the soil of the Real Property and from such Environmental Work.

ARTICLE 22.
                        TERMINATION ON SALE

      Landlord and Tenant acknowledge that Landlord was previously in escrow to sell the Real Property to Five Star, LLC ("Five Star") and that Tenant was previously in discussions to lease the Premises from Five Star upon Five Star's close of escrow for the Real Property. If Landlord, in its sole discretion, ultimately sells the Real Property to Five Star, or any person or company which is affiliated with, related to, employed by, controlled by, controlling or under common control with Five Star, then this Lease shall automatically terminate upon the close of escrow for such sale. However, if Landlord, in its sole discretion, sells the Real Property to any other purchaser, this Lease between Landlord and Tenant shall remain in full force and effect through the Lease Expiration Date (as may be extended pursuant to
Section 2.2  above) and the immediately  preceding sentence of this
Article 22 shall be null and void and of no further force and effect. Tenant agrees to indemnify, defend and hold Landlord harmless from and against any and all claims, costs, expenses and liabilities asserted or alleged by Five Star and/or any of its affiliates, employees, members, officers or principals arising out of or in connection (i) with Landlord and Tenant entering into this Lease, (ii) Landlord's grant of the Purchase Option to Tenant, (iii) Tenant's exercise of the Purchase Option, and/or
(iv) Tenant's purchase of the Real Property as a result of Tenant's exercise of the Purchase Option, such defense to be provided by counsel acceptable to Landlord in its sole and absolute discretion.

ARTICLE 23.
                               SIGNS
23.1 In General. Tenant shall be entitled, at its sole cost and expense, to the following (collectively, "Tenant's Signage"):
(i) signs  on the  exterior  of  the  Building  at the  approximate
location  of  the  signs  which  were  previously   installed  when
Landlord   operated   a   bank   branch   at   the   Building   and
(ii) identification signage within the Premises. The location, quality, design, style, lighting and size of Tenant's Signage shall be subject to Landlord's prior written approval, in its reasonable discretion. Tenant's rights to Tenant's Signage shall be personal to Original Tenant and may not be transferred. Upon the expiration or earlier termination of this Lease, Tenant shall be responsible, at its sole cost and expense, for the removal of Tenant's Signage and the repair of all damage to the Building caused by such removal. If Tenant fails to timely remove Tenant's Signage, Landlord may cause such signage to be removed and to repair damage resulting from such removal, in which case Tenant shall be responsible for all such costs so incurred by Landlord.
23.2 Prohibited Signage and Other Items. Any signs, notices, logos, pictures, names or advertisements which are installed and that have not been individually approved by Landlord may be removed without notice by Landlord at the sole expense of Tenant.

ARTICLE 24.
                        COMPLIANCE WITH LAW

      Tenant shall not do anything or suffer anything to be done in or about the Premises which will in any way conflict with any law, statute, ordinance or other governmental rule, regulation or requirement now in force or which may hereafter be enacted or promulgated. At its sole cost and expense, Tenant shall promptly comply with all such governmental measures, other than the making of structural changes or changes to the Building's life safety system. Should any standard or regulation now or hereafter be imposed on Landlord or Tenant by a state, federal or local governmental body charged with the establishment, regulation and enforcement of occupational, health or safety standards for employers, employees, landlords or tenants, then Tenant agrees, at its sole cost and expense, to comply promptly with such standards or regulations. The judgment of any court of competent jurisdiction or the admission of Tenant in any judicial action, regardless of whether Landlord is a party thereto, that Tenant has violated any of said governmental measures, shall be conclusive of that fact as between Landlord and Tenant.

ARTICLE 25.
                           LATE CHARGES

      If any installment of Rent or any other sum due from Tenant shall not be received by Landlord or Landlord's designee within five (5) days after said amount is due, then Tenant shall pay to Landlord a late charge equal to five percent (5%) of the amount due plus any attorneys' fees incurred by Landlord by reason of Tenant's failure to pay Rent and/or other charges when due hereunder. The late charge shall be deemed Additional Rent and the right to require it shall be in addition to all of Landlord's other rights and remedies hereunder or at law and shall not be construed as liquidated damages or as limiting Landlord's remedies in any manner. In addition to the late charge described above, any Rent or other amounts owing hereunder which are not paid within three (3) days after the date they are due shall thereafter bear interest until paid at a rate equal to twelve percent (12%) per annum, provided that in no case shall such rate be higher than the highest rate permitted by applicable law.

ARTICLE 26.
       LANDLORD'S RIGHT TO CURE DEFAULT; PAYMENTS BY TENANT
26.1 Landlord's Cure. All covenants and agreements to be kept or performed by Tenant under this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any reduction of Rent. If Tenant shall fail to perform any of its obligations under this Lease, within a reasonable time after such performance is required by the terms of this Lease, Landlord may, but shall not be obligated to, after reasonable prior notice to Tenant, make any such payment or perform any such act on Tenant's part without waiving its right based upon any default of Tenant and without releasing Tenant from any obligations hereunder.
26.2 Tenant's Reimbursement. Except as may be specifically provided to the contrary in this Lease, Tenant shall pay to Landlord, within fifteen (15) days after delivery by Landlord to Tenant of statements therefor sums equal to expenditures reasonably made and obligations incurred by Landlord in connection with the remedying by Landlord of Tenant's defaults pursuant to the provisions of Section 26.1.

ARTICLE 27.
                         ENTRY BY LANDLORD

      Landlord reserves the right at all reasonable times and upon reasonable notice to the Tenant to enter the Premises to
(i) inspect them; (ii) show the Premises to prospective purchasers, mortgagees or tenants, or to the ground or underlying lessors; (iii) post notices of nonresponsibility; or (iv) alter, improve or repair the Premises or the Building if necessary to comply with current building codes or other applicable laws, or for structural alterations, repairs or improvements to the Building. Notwithstanding anything to the contrary contained in this Article 27, Landlord may enter the Premises at any time to
(A) perform services required of Landlord; (B) take possession due to any breach of this Lease in the manner provided herein; and (C) perform any covenants of Tenant which Tenant fails to perform. Any such entries shall be without the abatement of Rent and shall include the right to take such reasonable steps as required to accomplish the stated purposes. Tenant hereby waives any claims for damages or for any injuries or inconvenience to or interference with Tenant's business, lost profits, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby. For each of the above purposes, Landlord shall at all times have a key with which to unlock all the doors in the Premises, excluding Tenant's vaults, safes and special security areas designated in advance by Tenant. In an emergency, Landlord shall have the right to use any means that Landlord may deem proper to open the doors in and to the Premises. Any entry into the Premises in the manner hereinbefore described shall not be deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an actual or constructive eviction of Tenant from any portion of the Premises.

ARTICLE 28.
                          TENANT PARKING

      Subject to Article 21 above, Tenant shall be entitled to the parking set forth in Section 11 of the Summary to park in the Parking Facilities. Subject to Article 21 above, Tenant shall pay to Landlord for automobile parking passes on a monthly basis
(i) $35.00 per unreserved parking pass per month for the first three (3) Lease Years, (ii) $38.50 per unreserved parking pass per month for the fourth (4th) Lease Year, and (iii) the prevailing rate for parking in the vicinity of the Building thereafter. Tenant's continued right to use the parking passes is conditioned upon Tenant abiding by all rules and regulations which are prescribed from time to time for the orderly operation and use of the Parking Facilities and upon Tenant's cooperation in seeing that Tenant's employees and visitors also comply with such rules and regulations. Landlord specifically reserves the right to (i) change the size, configuration, design, layout, location and all other aspects of the Parking Facilities and/or
(ii) perform repairs to the Parking Facilities, and Tenant acknowledges and agrees that, subject to Article 21 above, Landlord may, without incurring any liability to Tenant and without any abatement of Rent under this Lease, from time to time, close-off or restrict access to the Parking Facilities for purposes of permitting or facilitating any such construction, alteration, improvements or repairs with respect to the Parking Facilities or to accommodate or facilitate renovation, alteration, construction or other modification of other improvements or structures located on the Real Property. The parking rates charged by Landlord for Tenant's parking passes shall be exclusive of any parking tax or other charges imposed by governmental authorities in connection with the use of such parking, which taxes and/or charges shall be paid directly by Tenant or the parking users, or, if directly imposed against Landlord, Tenant shall reimburse Landlord for all such taxes and/or charges concurrent with its payment of the parking rates described herein.

ARTICLE 29.
                     MISCELLANEOUS PROVISIONS
29.1 Terms. The necessary grammatical changes required to make the provisions hereof apply either to corporations or partnerships or individuals, men or women, as the case may require, shall in all cases be assumed as though in each case fully expressed.
29.2 Binding Effect. Each of the provisions of this Lease shall extend to and shall, as the case may require, bind or inure to the benefit not only of Landlord and of Tenant, but also of their respective successors or assigns, provided this clause shall not permit any  assignment  by Tenant  contrary  to the  provisions  of
Article 14 of this Lease.
29.3 No Air Rights. No rights to any view or to light or air over any property, whether belonging to Landlord or any other person, are granted to Tenant by this Lease. If at any time any windows of the Premises are temporarily darkened or the light or view therefrom is obstructed by reason of any repairs, improvements, maintenance or cleaning in or about the Building, the same shall be without liability to Landlord and without any reduction or diminution of Tenant's obligations under this Lease.
29.4 Transfer of Landlord's Interest. Tenant acknowledges that Landlord has the right to transfer all or any portion of its interest in the Real Property and Building and in this Lease, and Tenant agrees that in the event of any such transfer, Landlord shall automatically be released from all remaining liability under this Lease and Tenant agrees to look solely to such transferee for the performance of Landlord's obligations hereunder after the date of transfer. Tenant further acknowledges that Landlord may assign its interest in this Lease to a mortgage lender as additional security and agrees that such an assignment shall not release Landlord from its obligations hereunder and that Tenant shall continue to look to Landlord for the performance of its obligations hereunder.
29.5 Prohibition Against Recording. Neither this Lease, nor any memorandum, affidavit or other writing with respect thereto, shall be recorded by Tenant or by anyone acting through, under or on behalf of Tenant.
29.6 Landlord's Title. Landlord's title is and always shall be paramount to the title of Tenant. Nothing herein contained shall empower Tenant to do any act which can, shall or may encumber the title of Landlord.
29.7 Captions. The captions of Articles and Sections are for convenience only and shall not be deemed to limit, construe, affect or alter the meaning of such Articles and Sections.
29.8 Relationship of Parties. Nothing contained in this Lease shall be deemed or construed by the parties hereto or by any third party to create the relationship of principal and agent, partnership, joint venturer or any association between Landlord and Tenant, it being expressly understood and agreed that neither the method of computation of Rent nor any act of the parties hereto shall be deemed to create any relationship between Landlord and Tenant other than the relationship of landlord and tenant.
29.9 Application of Payments. Landlord shall have the right to apply payments received from Tenant pursuant to this Lease, regardless of Tenant's designation of such payments, to satisfy any obligations of Tenant hereunder, in such order and amounts as Landlord, in its sole discretion, may elect.
29.10 Time of Essence. Time is of the essence of this Lease and each of its provisions.
29.11 Partial Invalidity. If any term, provision or condition contained in this Lease shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term, provision or condition to persons or circumstances other than those with respect to which it is invalid or unenforceable, shall not be affected thereby, and each and every other term, provision and condition of this Lease shall be valid and enforceable to the fullest extent possible permitted by law.
29.12 No Warranty. In executing and delivering this Lease, Tenant has not relied on any representation, including, but not limited to, any representation whatsoever as to the amount of any item comprising Additional Rent or the amount of the Additional Rent in the aggregate or that Landlord is furnishing the same services to other tenants, at all, on the same level or on the same basis, or any warranty or any statement of Landlord which is not set forth herein or in one or more of the exhibits attached hereto.
29.13 Landlord Exculpation. It is expressly understood and agreed that notwithstanding anything in this Lease to the contrary, and notwithstanding any applicable law to the contrary, the liability of Landlord and the Landlord Parties hereunder (including any successor landlord) and any recourse by Tenant against Landlord or the Landlord Parties shall be limited solely and exclusively to an amount which is equal to the lesser of (a) the interest of Landlord in the Building or (b) the equity interest Landlord would have in the Building if the Building were encumbered by third-party debt in an amount equal to eighty percent (80%) of the value of the Building (as such value is determined by
Landlord), and neither Landlord, nor any of the Landlord Parties shall have any personal liability therefor, and Tenant hereby expressly waives and releases such personal liability on behalf of itself and all persons claiming by, through or under Tenant.
29.14 Entire Agreement. It is understood and acknowledged that there are no oral agreements between the parties hereto affecting this Lease and this Lease supersedes and cancels any and all previous negotiations, arrangements, brochures, agreements and understandings, if any, between the parties hereto or displayed by Landlord to Tenant with respect to the subject matter thereof, and none thereof shall be used to interpret or construe this Lease. This Lease and any side letter or separate agreement executed by Landlord and Tenant in connection with this Lease and dated of even date herewith contain all of the terms, covenants, conditions, warranties and agreements of the parties relating in any manner to the rental, use and occupancy of the Premises, shall be considered to be the only agreement between the parties hereto and their representatives and agents, and none of the terms, covenants, conditions or provisions of this Lease can be modified, deleted or added to except in writing signed by the parties hereto. All negotiations and oral agreements acceptable to both parties have been merged into and are included herein.
29.15 Right to Lease. Landlord reserves the absolute right to effect such other tenancies in the Building as Landlord in the exercise of its sole business judgment shall determine to best promote the interests of the Building. Tenant does not rely on the fact, nor does Landlord represent, that any specific tenant or type or number of tenants shall, during the Lease Term, occupy any space in the Building.
29.16 Force Majeure. Any prevention, delay or stoppage due to strikes, lockouts, labor disputes, acts of God, inability to obtain services, labor, or materials or reasonable substitutes therefor, governmental actions, civil commotions, fire or other casualty, and other causes beyond the reasonable control of the party obligated to perform, except with respect to the obligations imposed with regard to Rent and other charges to be paid by Tenant pursuant to this Lease (collectively, the "Force Majeure"), notwithstanding anything to the contrary contained in this Lease, shall excuse the performance of such party for a period equal to any such prevention, delay or stoppage and, therefore, if this Lease specifies a time period for performance of an obligation of either party, that time period shall be extended by the period of any delay in such party's performance caused by a Force Majeure.
29.17 Waiver of Redemption by Tenant. Tenant hereby waives for Tenant and for all those claiming under Tenant all right now or hereafter existing to redeem by order or judgment of any court or by any legal process or writ, Tenant's right of occupancy of the Premises after any termination of this Lease.
29.18 Notices. All notices, demands, statements or communications (collectively, "Notices") given or required to be given by either party to the other hereunder shall be in writing, shall be sent by United States certified or registered mail, postage prepaid, return receipt requested, or delivered personally (i) to Tenant at the appropriate address set forth in Section 5 of the Summary, or to such other place as Tenant may from time to time designate in a Notice to Landlord; or (ii) to Landlord at the addresses set forth in Section 3 of the Summary, or to such other firm or to such other place as Landlord may from time to time designate in a Notice to Tenant. Any Notice will be deemed given on the date it is delivered or refused. If Tenant is notified of the identity and address of Landlord's mortgagee or ground or underlying lessor, Tenant shall give to such mortgagee or ground or underlying lessor written notice of any default by Landlord under the terms of this Lease by registered or certified mail, and such mortgagee or ground or underlying lessor shall be given a reasonable opportunity to cure such default prior to Tenant's exercising any remedy available to Tenant.
29.19 Joint  and  Several.  If there is more than one  Tenant,  the obligations  imposed  upon  Tenant  under this Lease shall be joint and several.
29.20 Attorneys' Fees. If either party commences litigation against the other for the specific performance of this Lease, for damages for the breach hereof or otherwise for enforcement of any remedy hereunder, the parties hereto agree to and hereby do waive any right to a trial by jury and, in the event of any such commencement of litigation, the prevailing party shall be entitled to recover from the other party such costs and reasonable attorneys' fees as may have been incurred, including any and all costs incurred in enforcing, perfecting and executing such judgment.
29.21 Governing Law. This Lease shall be construed and enforced in accordance with the laws of the State of California.
29.22 Submission  of  Lease.  Submission  of  this  instrument  for examination or signature by Tenant does not constitute a reservation of or an option for lease, and it is not effective as a lease or otherwise until execution and delivery by both Landlord and Tenant.
29.23 Brokers. Landlord and Tenant hereby warrant to each other that they have had no dealings with any real estate broker or agent in connection with the negotiation of this Lease, excepting only the real estate brokers or agents specified in Section 12 of the Summary (the "Brokers"), and that they know of no other real estate broker or agent who is entitled to a commission in connection with this Lease. Each party agrees to indemnify and defend the other party against and hold the other party harmless from any and all claims, demands, losses, liabilities, lawsuits, judgments, and costs and expenses (including without limitation reasonable attorneys' fees) with respect to any leasing commission or equivalent compensation alleged to be owing on account of the indemnifying party's dealings with any real estate broker or agent other than the Brokers.

ARTICLE 30.
                          PURCHASE OPTION
30.1 Purchase Notice and Price. Landlord hereby grants to Tenant the one-time right and option to purchase the Real Property (the "Purchase Option") on the terms set forth in this Section 30. Landlord shall provide Tenant with written notice ("Trigger Notice") upon any date selected by Landlord which is on or before November 30, 2003. The Trigger Notice shall specify the amount determined by Landlord to be the purchase price ("Purchase Price") for the Real Property. The Purchase Price shall, in any event, be a minimum of Two Million Two Hundred Twenty-Five Thousand Dollars ($2,225,000.00) and the Purchase Price shall be paid all cash by Tenant as of the close of Escrow. The Purchase Option shall be exercised by Tenant, if at all, by written notice ("Exercise Notice") to Landlord within ten (10) days after the Trigger Notice. Tenant's failure to deliver the Exercise Notice to Landlord within said ten (10) day period shall be deemed to constitute Tenant's election not to exercise the Purchase Option, in which case the Purchase Option shall terminate. In any event the Purchase Option shall be of no force or effect after December 31, 2003.
30.2  Conditions  Precedent to  Effectiveness  of Purchase  Option.
Notwithstanding   anything  to  the  contrary   contained  in  this
Section 30, Tenant's exercise of the Purchase Option shall be effective only if all of the conditions precedent set forth hereinbelow are true and correct during the period commencing upon the date Tenant delivers the Exercise Notice and continuing until the Closing Date (as that term is defined below), unless
Landlord, in Landlord's sole discretion, elects to waive any such condition precedent in writing:

                (i) Tenant shall not then be in default under this Lease; and

                (ii) Tenant  shall not have  assigned  its interest
      in this Lease or in the Purchase Option to other than an Affiliated Assignee.
30.3 Actions of Parties. Within ten (10) days following Landlord's receipt of the Exercise Notice, the parties shall proceed to open an escrow for the purchase and sale of the Premises ("Escrow") with an escrow and title company reasonably selected by Landlord ("Title/Escrow Holder") by delivering a fully executed copy of a definitive Purchase and Sale Agreement and Joint Escrow Instructions (the "Purchase Agreement") to Title/Escrow Holder. In addition, concurrently with delivery of the Purchase Agreement to Title/Escrow Holder, Tenant shall deliver to Title/Escrow Holder a good faith deposit in the amount of Ninety Thousand Dollars ($90,000.00), which deposit shall be applied to the Purchase Price and shall be nonrefundable to Tenant except in the event of Landlord's default under the Purchase Agreement. The Purchase Agreement shall specify that said deposit shall be delivered to Landlord by Title/Escrow Holder as liquidated damages in the event of Tenant's default under the Purchase Agreement. The Purchase Agreement shall be prepared by Landlord and incorporate the terms and provisions set forth in this Section 30 and any other commercially reasonable and standard provisions approved by the parties.
30.4 Closing Date. The close of Escrow shall occur on or before the date (the "Closing Date") which is twenty-one (21) days after Tenant delivers the Exercise Notice to Landlord. This Lease, including Tenant's obligation to pay Rent, shall remain in effect until the close of Escrow.
30.5 No Contingencies to Tenant's Obligations. After Tenant's delivery of the Exercise Notice, there shall be no contingencies or conditions precedent to Tenant's obligations to close Escrow except for (i) Landlord's delivery to Title/Escrow Holder on or before the Closing Date of a duly executed and acknowledged grant deed conveying title to the Real Property to Tenant and (ii) the agreement by the Title/Escrow Holder to deliver to Tenant the Title Policy described in Section 30.6 below. Notwithstanding the foregoing, upon Tenant's written request, Landlord shall provide Tenant with copies of any written correspondence then received by Landlord and in Landlord's possession from governmental entities regarding the condition of the Real Property.
30.6 Title. Title to the Real Property shall be evidenced by either a standard CLTA or ALTA Owner's Form Policy of Title Insurance issued by the Title/Escrow Holder ("Title Policy") in the amount of the Purchase Price showing title to the Real Property vested in Tenant. Tenant shall have the option to obtain an ALTA Title Policy by providing written notice to Landlord of Tenant's agreement to pay for the cost of the survey and the additional cost of an ALTA Title Policy in accordance with Section 30.7 below.
30.7 Costs and Prorations. Landlord shall pay for all premiums for a CLTA Title Policy, all documentary transfer and other taxes imposed in connection with the sale of the Real Property, one-half (1/2) of all Escrow fees and costs, and any document recording charges and taxes imposed in connection with the sale of the Real Property. Tenant shall pay one-half (1/2) of all Escrow fees and costs, the additional premium imposed in the event Tenant elects to obtain an ALTA Title Policy over the premium for a CLTA Title Policy and any costs (including survey costs) associated with an ALTA Title Policy and the costs associated with any title endorsements. All other costs and expenses shall be apportioned between Landlord and Tenant in accordance with the customary practice for comparable real estate transactions in Monterey, California.
30.8 Representations. Tenant acknowledges that the Purchase Option has been granted by Landlord to Tenant based on the understanding that exercise of the Purchase Option is entirely voluntary by Tenant, and that the conveyance of the Real Property by Landlord to Tenant is and shall be on an "AS IS" basis, with absolutely no representations or warranties, express or implied, regarding the condition or nature of the Real Property and any improvements thereon except for the following representations.

           (i) Landlord and Tenant each represent to each other than they have the legal power, right and authority to enter into this Lease and the instruments referenced in this
      Section 30;

           (ii) Landlord and Tenant represent to each other that neither the execution of this Lease and the instruments referenced herein, nor the incurrence of the obligations set forth herein, nor the consummation of the transaction herein contemplated conflict with or result in the material breach of any terms, conditions or provisions of, or constitute a default under any agreement or instrument to which Landlord or Tenant, as applicable, is a party; and

           (iii)Any representations and warranties specifically set forth in this Lease.

      The parties agree to indemnify the other, and to defend and hold the other harmless, from all losses, damages, costs and expenses incurred relating to the Real Property which arise from a breach of the representations made above. Such representations shall survive, and shall not merge into, the close of Escrow and the recordation of the grant deed for the Real Property.
30.9 Sale to Five Star. Landlord and Tenant acknowledge that Landlord shall be entitled to sell the Real Property, at Landlord's sole discretion, to Five Star (as that term is defined in Article 22 above) or any person or company which is affiliated with, related to, employed by, controlled by, controlling or under common control with Five Star, in which case the Purchase Option shall be null and void and, as indicated in Article 22 above, this Lease shall automatically terminate upon the close of escrow for such sale.

      IN WITNESS WHEREOF, Landlord and Tenant have caused this Lease to be executed the day and date first above written.

                               "Landlord":


                               CALIFORNIA BANK & TRUST,
                               a California corporation


                               By:  /s/ DAVID RUSSELL
                                  David Russell, Sr. Vice
                                  President, Director of Corporate
                                  Real Estate Facilities


                               By:          /s/ VICTORIA UNDERWOOD
                                  Victoria Underwood, Vice
                                  President



                               "Tenant":


                               CENTRAL COAST BANCORP.,
                               a California corporation, dba
                               COMMUNITY BANK OF CENTRAL CALIFORNIA


                               By:    /s/ HARRY O. WARDWELL
                                   Its: S.V.P. branch Administrator


                               By:    /s/ CAROL FRANCHI
                                   Its:      S.V.P.      Operations
                                   Administrator



                             EXHIBIT A


                 OUTLINE OF FLOOR PLAN OF PREMISES







                           [ graphic omitted]




                             EXHIBIT B


                    NOTICE OF LEASE TERM DATES

To:



      Re:  Office  Lease  dated   _______________,   2002,  between
           _____________________,                                 a
           _________________________________________  ("Landlord"),
           and          _______________________________,          a
           _____________________    ("Tenant")   concerning   Suite
           _______ on floor(s) _______ of the Office Building located at _________________________________.

Ladies and Gentlemen:

      In accordance with the Office Lease (the "Lease"), we wish to advise you and/or confirm as follows:
1. That the Lease Term shall commence as of ________________ for a term of _______________ ending on _______________.
2. That in accordance with the Lease, Rent commenced to accrue on _______________________.
3. If the Lease Commencement Date is other than the first day of the month, the first billing will contain a pro rata adjustment. Each billing thereafter, with the exception of the final billing, shall be for the full amount of the monthly installment as provided for in the Lease.
4. Rent is due and payable in advance on the first day of each and every month during the Lease Term. Your rent checks should be made payable to ____________________________________ at
________________________________.
5. The exact number of rentable square feet within the Premises is _______ square feet.
6. Tenant's Share as adjusted based upon the exact number of rentable square feet within the Premises is _______%.

                               "Landlord":

                               _________________________________,
                               a _________________________

                               By:
                               Its:  ____________________



Agreed to and Accepted as
of _____________, 200_.

"Tenant":
                              ,
a

By:
    Its:

By:
    Its:



                             EXHIBIT C


                       RULES AND REGULATIONS

      Tenant shall faithfully observe and comply with the following Rules and Regulations. Landlord shall not be responsible to Tenant for the nonperformance of any of said Rules and Regulations by or otherwise with respect to the acts or omissions of any other tenants or occupants of the Building.
1. Tenant shall not alter any lock or install any new or additional locks or bolts on any doors or windows of the Premises without obtaining Landlord's prior written consent. Tenant shall bear the cost of any lock changes or repairs required by Tenant.
2. All doors opening to public corridors shall be kept closed at all times except for normal ingress and egress to the Premises, unless electrical hold backs have been installed.
3. Landlord reserves the right to close and keep locked all entrance and exit doors of the Building during such hours as are customary for comparable buildings in the vicinity of the Building. Tenant, its employees and agents must be sure that the doors to the Building are securely closed and locked when leaving the Premises if it is after the normal hours of business for the Building. The Landlord and its agents shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. In case of invasion, mob, riot, public excitement, or other commotion, Landlord reserves the right to prevent access to the Building during the continuance of same by any means it deems appropriate for the safety and protection of life and property.
4. Landlord shall have the right to prescribe the weight, size and position of all safes and other heavy property brought into the Building. Safes and other heavy objects shall, if considered necessary by Landlord, stand on supports of such thickness as is necessary to properly distribute the weight. Landlord will not be responsible for loss of or damage to any such safe or property in any case. All damage done to any part of the Building, its contents, occupants or visitors by moving or maintaining any such safe or other property shall be the sole responsibility of Tenant and any expense of said damage or injury shall be borne by Tenant.
5. Landlord shall have the right to control and operate the public portions of the Building, the public facilities, the heating and air conditioning, and any other facilities furnished for the common use of tenants, in such manner as is customary for comparable buildings in the vicinity of the Building.
6. Tenant shall not disturb, solicit, or canvass any occupant of the Building and shall cooperate with Landlord or Landlord's agents to prevent same.
7. The toilet rooms, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed, and no foreign substance of any kind whatsoever shall be thrown therein. The expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the tenant who, or whose employees or agents, shall have caused it.
8.    Tenant  shall not  overload  the floor of the  Premises,  nor mark, drive nails or screws, or drill into the partitions, woodwork or plaster or in any way deface the Premises or any part thereof without Landlord's consent first had and obtained.
9. Except for vending machines intended for the sole use of Tenant's employees and invitees, no vending machine or machines of any description other than usual office machines shall be installed, maintained or operated upon the Premises without the written consent of Landlord.
10. Tenant shall not use or keep in or on the Premises or the Building any kerosene, gasoline or other inflammable or combustible fluid or material.
11. Tenant shall not use any method of heating or air conditioning other than that which may be supplied by Landlord, without the prior written consent of Landlord.
12. Tenant shall not use, keep or permit to be used or kept, any foul or noxious gas or substance in or on the Premises, or permit or allow the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors, or vibrations, or interfere in any way with other Tenants or those having business therein.
13. Tenant shall not bring into or keep within the Building or the Premises any animals, birds, bicycles or other vehicles.
14. No cooking shall be done or permitted by any tenant on the Premises, nor shall the Premises be used for the storage of merchandise, for lodging or for any improper, objectionable or immoral purposes. Notwithstanding the foregoing, Underwriters' laboratory-approved equipment and microwave ovens may be used in the Premises for heating food and brewing coffee, tea, hot chocolate and similar beverages, provided that such use is in accordance with all applicable federal, state and city laws, codes, ordinances, rules and regulations, and does not cause odors which are objectionable to Landlord and other Tenants.
15. Landlord will approve where and how telephone and telegraph wires are to be introduced to the Premises. No boring or cutting for wires shall be allowed without the consent of Landlord. The location of telephone, call boxes and other office equipment affixed to the Premises shall be subject to the approval of Landlord.
16. Tenant, its employees and agents shall not loiter in the entrances or corridors, nor in any way obstruct the sidewalks, lobby, halls, stairways or elevators, and shall use the same only as a means of ingress and egress for the Premises.
17. Tenant shall not waste electricity, water or air conditioning and agrees to cooperate fully with Landlord to ensure the most effective operation of the Building's heating and air conditioning system, and shall refrain from attempting to adjust any controls. This includes the closing of exterior blinds, disallowing the sun rays to shine directly into areas adjacent to exterior windows.
18. Tenant shall store all its trash and garbage within the interior of the Premises. No material shall be placed in the trash boxes or receptacles if such material is of such nature that it may not be disposed of in the ordinary and customary manner of removing and disposing of trash and garbage without violation of any law or ordinance governing such disposal. All trash, garbage and refuse disposal shall be made only through entry-ways and elevators provided for such purposes at such times as Landlord shall designate.
19. Tenant shall comply with all safety, fire protection and evacuation procedures and regulations established by Landlord or any governmental agency.
20. Tenant shall assume any and all responsibility for protecting the Premises from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed, when the Premises are not occupied.
21. Landlord may waive any one or more of these Rules and Regulations for the benefit of any particular tenant or tenants, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of any other tenant or tenants, nor prevent Landlord from thereafter enforcing any such Rules or Regulations against any or all tenants of the Building.
22. No awnings or other projection shall be attached to the outside walls of the Building without the prior written consent of Landlord. No curtains, blinds, shades or screens shall be attached to or hung in, or used in connection with, any window or door of the Premises without the prior written consent of
Landlord.  All  electrical  ceiling  fixtures  hung in  offices  or spaces along the perimeter of the Building must be fluorescent and/or of a quality, type, design and bulb color approved by Landlord.
23. The sashes, sash doors, skylights, windows, and doors that reflect or admit light and air into the halls, passageways or other public places in the Building shall not be covered or obstructed by Tenant, nor shall any bottles, parcels or other articles be placed on the windowsills.
24. The washing and/or detailing of or, the installation of windshields, radios, telephones in or general work on, automobiles shall not be allowed on the Real Property.
25. Tenant shall comply with any non-smoking ordinance adopted by any applicable governmental authority.
26. Tenant and Tenant's employees, agents, contractors and other invitees shall not be permitted to bring firearms into the Building or surrounding areas at any time.
27. Landlord reserves the right at any time to change or rescind any one or more of these Rules and Regulations, or to make such other and further reasonable Rules and Regulations as in
Landlord's judgment may from time to time be necessary for the management, safety, care and cleanliness of the Premises and Building, and for the preservation of good order therein, as well as for the convenience of other occupants and tenants therein. Landlord shall not be responsible to Tenant or to any other person for the nonobservance of the Rules and Regulations by another tenant or other person. Tenant shall be deemed to have read these Rules and Regulations and to have agreed to abide by them as a condition of its occupancy of the Premises.




                         GUARANTY OF LEASE

      The undersigned ("Guarantor"), as a material inducement to and in consideration of the execution by CALIFORNIA BANK & TRUST, a California corporation ("Landlord") of that certain Office Lease (the "Lease") dated November 18, 2002 between Landlord and CENTRAL COAST BANCORP., a California corporation, dba COMMUNITY BANK OF CENTRAL CALIFORNIA ("Tenant"), relating to premises in that certain building located at 439 Alvarado Street, Monterey, California, hereby agrees as follows:

      1. Guarantor hereby unconditionally guarantees the performance of, and unconditionally promises to perform, all of the obligations of Tenant under the Lease and any and all extensions and modifications thereof, including, but not limited to, the obligation to pay rent thereunder.

      2. In such manner, upon such terms and at such times as Landlord shall deem best, and without notice to or the consent of Guarantor, Landlord may alter, compromise, extend or change the time or manner for the performance of any obligation hereby guaranteed, substitute or add any one or more guarantors, accept additional or substituted security for the performance of any such obligation, or release or subordinate any security therefor, any and all of which may be accomplished without any effect on the obligations of Guarantor hereunder. No exercise or non-exercise by Landlord of any right hereby given, no dealing by Landlord with Tenant, any other guarantor or other person, and no change, impairment or suspension of any right or remedy of Landlord shall in any way affect any of the obligations of Guarantor hereunder or any security furnished by Guarantor or give Guarantor any recourse against Landlord.

      3. Guarantor hereby waives and agrees not to assert or take advantage of the following:

           (a) Any right to require Landlord to proceed against Tenant or any other person or to proceed or exhaust any security held by Landlord at any time or to pursue any other remedy in Landlord's power before proceeding against Guarantor, including the provisions of Sections 2845 and 2850 of the Civil Code of California;

           (b) Any defense that may arise by reason of the incapacity, lack of authority, bankruptcy, death or disability of any other person or persons or the failure of Landlord to file or enforce a claim against the estate (in administration, bankruptcy or any other proceeding) of any other person or persons, including the provisions of
      Section 2810 of the Civil Code of California;

           (c) Any right to receive demands, protests and notices of any kind including, but not limited to, notice of the existence, creation or incurring of any new or additional obligation or of any action or non-action on the part of Tenant, Landlord or any other person;

           (d) Any defense based on an election of remedies including, but not limited to, any action by Landlord which shall destroy or otherwise impair any subrogation right of Guarantor or the right of Guarantor to proceed against Tenant for reimbursement, or both;

           (e) Any duty on the part of Landlord to disclose to Guarantor any facts Landlord may now or hereafter know about Tenant, regardless of whether Landlord has reason to believe that such facts materially increase the risk beyond that which Guarantor intends to assume or has reason to believe that such facts are unknown to Guarantor or has a reasonable opportunity to communicate such facts to Guarantor, it being understood and agreed that Guarantor is fully responsible for being and keeping informed of the financial condition of Tenant and of all circumstances bearing on the risk of nonperformance of any obligation hereby guaranteed;

           (f) Any right to receive notice of or to consent to any amendments that may hereafter be made to the Lease, including the provisions of Section 2819 of the Civil Code of California; and

           (g) Any defense based on the fact that Guarantor's obligations hereunder are larger or more burdensome than that of Tenant's under the Lease, including the provisions of Section 2809 of the Civil Code of California.

      4. Until all obligations hereby guaranteed shall have been fully performed, Guarantor shall have no right of subrogation and waives any right to enforce any remedy which Landlord now has or may hereafter have against Tenant and any benefit of, and any right to participate in, any security now or hereafter held by Landlord, including the provisions of Sections 2847, 2848 and 2849 of the Civil Code of California. Guarantor agrees that nothing contained herein shall prevent Landlord from suing on the Lease or from exercising any rights available to Landlord thereunder and that the exercise of any of the aforesaid rights shall not constitute a legal or equitable discharge of Guarantor. Guarantor expressly waives any and all benefits under the second sentence of California Civil Code Section 2822(a). In addition, Guarantor agrees that Landlord (and not Tenant) shall have the right to designate the portion of Tenant's obligations under the Lease that is satisfied by a partial payment by Tenant.

      5. All existing and future obligations of Tenant to Guarantor, or any person owned in whole or in part by Guarantor, and the right of Guarantor to cause or permit itself or such person to withdraw any capital invested in Tenant are hereby subordinated to all obligations hereby guaranteed, and, without the prior written consent of Landlord, such obligations to Guarantor shall not be performed, and such capital shall not be withdrawn, in whole or in part, while Tenant is in default under the Lease.

      6. All rights, powers and remedies of Landlord hereunder and under any other agreement now or at any time hereafter in force between Landlord and Guarantor shall be cumulative and not alternative, and such rights, powers and remedies shall be in addition to all rights, powers and remedies given to Landlord at law or in equity. This Guaranty of Lease is in addition to and exclusive of the guarantee of any other guarantor of any obligation of Tenant to Landlord.

      7. The obligations of Guarantor hereunder are independent of the obligations of Tenant under the Lease, and, in the event of any default hereunder or under the Lease, a separate action or actions may be brought and prosecuted against Guarantor, whether or not Tenant is joined therein or a separate action or actions are brought against Tenant. Landlord may maintain successive actions for other defaults. Landlord's rights hereunder shall not be exhausted by its exercise of any of its rights or remedies or by any such action or by any number of successive actions until and unless all obligations hereby guaranteed shall have been fully performed.

      8. Guarantor shall pay to Landlord, without demand, reasonable attorneys' fees and all costs and other expenses which Landlord shall expend or incur in collecting or compromising any obligation hereby guaranteed or in enforcing this Guaranty of Lease against Guarantor, whether or not suit is filed including, but not limited to, attorneys' fees, costs and other expenses incurred by Landlord in connection with any insolvency, bankruptcy, reorganization, arrangement or other similar proceeding involving Guarantor which in any way affects the exercise by Landlord of its rights and remedies hereunder.

      9. Should any one or more provisions of this Guaranty of Lease be determined to be illegal or unenforceable, all other provisions shall nevertheless be effective.

      10. This Guaranty of Lease shall inure to the benefit of Landlord and its successors and assigns, and shall bind the heirs, executors, administrators, successors and assigns of Guarantor. This Guaranty of Lease may be assigned by Landlord concurrently with the transfer of title to property covered by the Lease, and, when so assigned, Guarantor shall be liable to the assignees without in any manner affecting the liability of Guarantor hereunder.

      11.  Upon  full   performance  of  all   obligations   hereby
guaranteed, this Guaranty of Lease shall be of no further force or effect.

      12. No provision of this Guaranty of Lease or right of Landlord hereunder can be waived or modified, nor can Guarantor be released from Guarantor's obligations hereunder, except by a writing duly executed by Landlord.

      13. When the context and construction so require, all words used in the singular herein shall be deemed to have been used in the plural and the masculine shall include the feminine and neuter and vice versa. The word "person" as used herein shall include any individual, company, firm, association, partnership, corporation, trust or other legal entity of any kind whatsoever.

      15. This Guaranty of Lease shall be governed by and construed in accordance with the laws of the State of California. In any action brought under or arising out of this Guaranty of Lease, Guarantor hereby consents to the jurisdiction of any competent court within the State of California and hereby consents to service of process by any means authorized by California law. This Guaranty of Lease shall constitute the entire agreement of Guarantor with respect to the subject matter hereof, and no representation, understanding, promise or condition concerning the subject matter hereof shall be binding upon Landlord unless expressed herein.



November _25__, 2002                COMMUNITY    BANK   OF    CENTRAL
                                    CALIFORNIA,      a     California
                                    corporation


                                    By:  /s/ HARRY O. WARDWELL
                                          Its:     S.V.P.      Branch
                                          Administrator


                                    By:  /s/ CAROL FRANCHI
                                          Its:   S.V.P.    Operations
                                          Administrator